AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1999
--------------------------------------------------------------------------------


                                                             FILE NOS. 033-35445
                                                                        811-6117

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       POST-EFFECTIVE AMENDMENT NO. 15/X/

                                     AND/OR

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940

                               AMENDMENT NO. 16/X/

              ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II
                           (Exact Name of Registrant)

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                               (Name of Depositor)

                               ONE ALLSTATE DRIVE
                                  P.O. BOX 9095
                          FARMINGVILLE, NEW YORK 11738
         (Address and Telephone Number of Depositor's Principal Offices)

                               MICHAEL J. VELOTTA
                  VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                               3100 SANDERS ROAD
                           NORTHBROOK, ILLINOIS 60062
                                  847/402-2400
       (Name, Complete Address and Telephone Number of Agent for Service)

                                   COPIES TO:

   RICHARD T. CHOI, ESQUIRE                   CHRISTINE A. EDWARDS, ESQUIRE
FREEDMAN, LEVY, KROLL & SIMONDS                 DEAN WITTER REYNOLDS INC.
 1050 CONNECTICUT AVENUE, N.W.                    TWO WORLD TRADE CENTER
           SUITE 825                             NEW YORK, NEW YORK 10048
  WASHINGTON, D.C. 20036-5366

            Approximate date of proposed public offering: Continuous

              IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                             (CHECK APPROPRIATE BOX)

/ / immediately upon filing pursuant to paragraph (b) of Rule 485 /X/ on May 1, 1999 pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485 / / on (date) pursuant to paragraph (a)(i) of Rule 485

                    IF APPROPRIATE, CHECK THE FOLLOWING BOX:

/x/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Units of Interest in the Allstate Life of New York Variable Annuity Account II under deferred variable annuity contracts.

                          ALLSTATE VARIABLE ANNUITY II


Allstate Life Insurance Company of New York         Prospectus dated May 1, 1999
Customer Service, P.O. Box 94038
Palatine, IL 60094-4038
Telephone Number: 1-800-256-9392

Allstate Life Insurance Company of New York ("Allstate New York") is offering the Allstate Variable Annuity II, an individual flexible premium deferred variable annuity contract ("Contract"). This prospectus contains information about the Contract that you should know before investing. Please keep it for future reference.

The Contract currently offers 24 investment alternatives ("investment alternatives"). The investment alternatives include 4 fixed account options ("Fixed Account Options") and 21 variable sub-accounts ("Variable Sub-Accounts") of the Allstate Life of New York Variable Annuity Account II ("Variable Account"). Each Variable Sub-Account invests exclusively in shares of portfolios ("Portfolios") of the following mutual funds ("Funds"):

     o    Morgan Stanley Dean Witter Variable Investment Series
     o    Morgan Stanley Dean Witter Universal Funds, Inc.
     o    Van Kampen Life Investment Trust

We (Allstate New York) have filed a Statement of Additional Information, dated May 1, 1999, with the Securities and Exchange Commission ("SEC"). It contains more information about the Contract and is incorporated herein by reference, which means that it is legally a part of this prospectus. Its table of contents appears on page __ of this prospectus. For a free copy, please write or call us at the address or telephone number above, or go to the SEC's Web site (http://www.sec.gov). You can find other information and documents about us, including documents that are legally part of this prospectus, at the SEC's Web site.

                     The Securities and Exchange  Commission has not approved or disapproved  the securities  described in this  prospectus,
    IMPORTANT        nor has it passed on the  accuracy or the  adequacy of this
     NOTICES         prospectus. Any one who tells you otherwise is committing a federal crime.

                     Investment in the Contracts involves investment risks, including possible loss of principal.

                     The Contracts are available only in New York.


TABLE OF CONTENTS

--------------------------------------------------------------------------------


                                                                                                           Page
                           Important Terms ................................................................
       Overview            The Contract At A Glance .......................................................
                           How the Contract Works .........................................................
                           Expense Table...................................................................
                           Financial Information...........................................................



                           The Contract....................................................................

                           Purchases.......................................................................
                           Contract Value..................................................................
                           Investment Alternatives.........................................................
                                    The Variable Sub-Accounts..............................................
                                    The Fixed Account Options..............................................
                                    Transfers..............................................................
   Contract Features       Expenses........................................................................
                           Access To Your Money............................................................
                           Income Payments.................................................................
                           Death Benefits..................................................................



                           More Information About:
                                    Allstate New York......................................................
                                    The Variable Account...................................................
                                    The Portfolios.........................................................
   Other Information                The Contract...........................................................
                                    Qualified Plans........................................................
                                    Legal Matters..........................................................
                                    Year 2000..............................................................
                           Taxes...........................................................................
                           Annual Reports and Other Documents..............................................
                           Performance Information.........................................................
                           Appendix A--Accumulation Unit Values............................................
                           Statement of  Additional Information Table of Contents..........................


IMPORTANT TERMS

--------------------------------------------------------------------------------


This prospectus uses a number of important terms that you may not be familiar with. The index below identifies the page that describes each term. The first use of each term in this prospectus appears in highlights.

                                                                           Page

        Accumulation Phase...............................................
        Accumulation Unit ...............................................
        Accumulation Unit Value .........................................
        Allstate New York ("We") ........................................
        Annuitant........................................................
        Automatic Additions Program......................................
        Automatic Portfolio Rebalancing Program..........................
        Beneficiary .....................................................
        Cancellation Period .............................................
        Contract.........................................................
        Contract Anniversary.............................................
        Contract Owner ("You") ..........................................
        Contract Value ..................................................
        Contract  Year...................................................
        Death Benefit Anniversary .......................................
        Dollar Cost Averaging Program....................................
        Dollar Cost Averaging Fixed Account Options......................
        Due Proof of Death...............................................
        Fixed Account Options ...........................................
        Free Withdrawal Amount ..........................................
        Funds ...........................................................
        Guarantee  Periods...............................................
        Income Plan .....................................................
        Investment Alternatives .........................................
        Issue Date ......................................................
        Payout Phase.....................................................
        Payout Start Date ...............................................
        Performance Death Benefit Option ................................
        Portfolios ......................................................
        Qualified Contracts .............................................
        Right to Cancel .................................................
        SEC..............................................................
        Settlement  Value ...............................................
        Systematic Withdrawal Program ...................................
        Valuation Date...................................................
        Variable Account ................................................
        Variable Sub-Account ............................................

THE CONTRACT AT A GLANCE

--------------------------------------------------------------------------------



The following is a snapshot of the Contract. Please read the remainder of this prospectus for more information.


--------------------------------------------------------------------------------

    Flexible Payments        You   can  purchase  a  Contract  with  as  little
                             as $1,000  (we  reserve  the  right to  change  the
                             minimum  to  $4,000,   other  than  for  "Qualified
                             Contracts,"   which  are   Contracts   issued  with
                             qualified plans). You can add to your Contract as often and as much as you like, but each payment must be at least $25. You must maintain a minimum account size of $500.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    Right to Cancel           You may cancel your Contract  within 10 days after
                              receipt ("Cancellation Period"). Upon cancellation we will return your purchase payments adjusted to reflect the investment experience of any amounts allocated to the Variable Account.

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

    Expenses                 You will bear the following expenses:

                             o Total Variable Account annual fees equal to 1.35% of average daily net assets (1.48% if you select the Performance Death Benefit Option)
                             o     Annual contract maintenance charge of $30
                             o Withdrawal charges ranging from 0% to 6% of purchase payments withdrawn (with certain exceptions)
                             o Transfer fee of $25 after the 12th transfer in any Contract Year (fee currently waived)
                             o State premium tax (New York currently does not impose one).

                             In addition, each Portfolio pays expenses that you will bear indirectly if you invest in a Variable Sub-Account.

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

    Investment               The Contract offers 25 investment alternatives
    Alternatives             including:

                             o     4  Fixed   Account   Options   (which  credit
                                   interest at rates we guarantee)

                             o     21   Variable   Sub-Accounts   investing   in
                                   Portfolios   offering    professional   money
                                   management by these investment advisers:

                                    o  Morgan Stanley Dean Witter Advisors, Inc.
                                    o  Morgan Stanley Dean Witter Asset
                                       Management, Inc.
                                    o  Van Kampen Asset Management, Inc.

                             To find out current rates being paid on the Fixed Account Options, or to find out how the Variable Sub-Accounts have performed, please call us at 1-800-256-9392.

 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------

    Special Services For your convenience, we offer these special services:

                             o     Automatic Additions Program
                             o     Dollar Cost Averaging Program
                             o     Systematic Withdrawal Program
                             o     Automatic Portfolio Rebalancing Program


 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

    Income Payments           You can choose  fixed  income  payments,  variable
                              income payments, or a combination of the two. You can receive your income payments in one of the following ways:

                             o life income with guaranteed payments for 10 years
                             o     joint and survivor life income payments
                             o     guaranteed payments for a specified period

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

    Death Benefits            If you or the  Annuitant  die  before  the  Payout
                              Start  Date,   we  will  pay  the  death   benefit
                              described  in  the  Contract.   We  also  offer  a
                              Performance Death Benefit Option.

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

    Transfers                 Before the Payout  Start  Date,  you may  transfer
                              your Contract Value  ("Contract  Value") among the
                              investment     alternatives,      with     certain
                              restrictions. Transfers must be at least $100 or the total amount in the investment alternative, whichever is less. Transfers to the Fixed Account for any Guarantee Period must be at least $500.

                              We do not currently impose a fee upon transfers. However, we reserve the right to charge $25 per transfer after the 12th transfer in each "Contract Year," which we measure from the date we issue your Contract or a Contract anniversary ("Contract Anniversary").

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

    Withdrawals                You may  withdraw  some  or all of your  Contract
                               Value at any time  before the Payout  Start Date.
                               In general, you must withdraw at least $100 at a time. A 10% federal tax penalty may apply if you withdraw before you are 59 1/2 years old. A withdrawal charge also may apply.


 -------------------------------------------------------------------------------

HOW THE CONTRACT WORKS

--------------------------------------------------------------------------------


        The Contract basically works in two ways.

        First, the Contract can help you (we assume you are the "Contract owner") save for retirement because you can invest in up to 25 investment alternatives and pay no federal income taxes on any earnings until you withdraw them. You do this during what we call the "Accumulation Phase" of the Contract. The Accumulation Phase begins on the date we issue your Contract (we call that date the "Issue Date") and continues until the "Payout Start Date," which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts and/or Fixed Account Options. If you invest in any of the three Fixed Account Options, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Portfolios.

        Second, the Contract can help you plan for retirement because you can use it to receive retirement income for life and/or for a pre-set number of years, by selecting one of the income payment options (we call these "Income Plans") described on page __. You receive income payments during what we call the "Payout Phase" of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub-Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Portfolios. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.


        The timeline below illustrates how you might use your Contract.

                C>
  Issue                                      Payout Start
  Date          Accumulation Phase               Date          Payout Phase

----------------------------------------------------------------------------------------------------
    |           You save for retirement           |                              |           > ?
You buy                                    You elect to receive          You can          Or you can
a Contract                                 income payments or            receive income   receive income
                                           receive a lump sum            payments for a   payments for
                                           payment                       set period       life


        As the Contract owner, you exercise all of the rights and privileges provided by the Contract. If you die, any surviving Contract owner, or if there is none, the Beneficiary will exercise the rights and privileges provided by the Contract. See "The Contract." In addition, if you die before the Payout Start Date, we will pay a death benefit to the surviving Contract owner or, if none, your Beneficiary. See "Death Benefits."

        Please call or write your Morgan Stanley Dean Witter Financial Advisor if you have any question about how the Contract works.

EXPENSE TABLE

--------------------------------------------------------------------------------


The table below lists the expenses that you will bear directly or indirectly when you buy a Contract. The table and the examples that follow do not reflect premium taxes because New York currently does not impose premium taxes on annuities. For more information about Variable Account expenses, see "Expenses," below. For more information about Portfolio expenses, please refer to the accompanying prospectuses for the Funds.


        ----------------------------------------------------------------------------------

        CONTRACT OWNER TRANSACTION EXPENSES

        Withdrawal Charge (as a percentage of purchase payments)*

        Number of Complete
        Years Since We Received the
        Purchase Payment Being
        Withdrawn:                   0      1       2      3      4      5      6+

        Applicable Charge:           6%     5%      4%     3%     2%     1%     0%

        Annual Contract Maintenance Charge.....................................$30.00
        Transfer Fee**.........................................................$25.00

        -------------------

               * Each Contract Year, you may withdraw up to 15% of your aggregate purchase payments as of the Issue Date or most recent Contract Anniversary, without incurring a withdrawal charge.

               ** Applies solely to the 13th and subsequent transfers within a Contract Year. We are currently waiving the transfer fee.


        VARIABLE ACCOUNT ANNUAL EXPENSES
        (as a percentage of average daily net asset value deducted from each Variable
        Sub-Accounts)

        Mortality and Expense Risk Charge......................................1.25%*
        Administrative Expense Charge..........................................0.10%
                     Total Variable Account Annual Expenses....................1.35%


        -------------------

        * If you select the Performance Death Benefit Option, the mortality and expense risk charge will be equal to 1.38% of your Contract's average daily net assets in the Variable Account.

        ------------------------------------------------------------------------

            PORTFOLIO ANNUAL EXPENSES (After Voluntary Reductions and
              Reimbursements) (as a percentage of Portfolio average
                              daily net assets)(1)


                                                                                 Total
                                                                               Portfolio
                                                   Management      Other        Annual
        Portfolio                                     Fees        Expenses      Expenses
        ---------                                  ----------     --------     ----------
        Morgan Stanley Dean Witter Variable
        Investment  Series(2)

        Money Market                                 0.50%         0.02%         0.52%
        Quality Income Plus                          0.50%         0.02%         0.52%
        Short-Term Bond                              0.45%         0.00%         0.45%
        High Yield                                   0.50%         0.03%         0.53%
        Utilities                                    0.65%         0.02%         0.67%
        Income Builder                               0.75%         0.06%         0.81%
        Dividend Growth                              0.52%         0.01%         0.53%
        Aggressive Equity                            0.75%         0.00%         0.75%
        Capital Growth.                              0.65%         0.05%         0.70%
        Global Dividend Growth                       0.75%         0.09%         0.84%
        European Growth                              0.99%         0.12%         1.11%
        Pacific Growth                               0.99%         0.52%         1.51%
        Equity(3)                                    0.50%         0.02%         0.00%
        S&P 500 Index(2)                             0.00%         0.00%         0.00%
        Competitive Edge "Best Ideas"(2)             0.00%         0.00%         0.00%
        Strategist                                   0.50%         0.02%         0.62%

        Morgan Stanley Dean Witter Universal
        Funds, Inc.(4)

        Equity Growth                                0.09%         0.76%         0.85%
        U.S. Real Estate                             0.17%         0.93%         1.10%
        International Magnum                         0.15%         1.00%         1.15%
        Emerging Markets Equity                      0.00%         1.95%         1.95%

        Van Kampen Life Investment Trust(5)

        Emerging Growth                              0.32%         0.53%         0.85%

(1)  Figures shown are for each Fund's most recently completed fiscal year.

(2) Morgan Stanley Dean Witter Advisers, Inc. has undertaken to assume all expenses of the S&P 500 Index and Competitive Edge "Best Ideas" Portfolios (except for brokerage fees) and to waive the compensation provided for each of these Portfolios in its management agreement with the Fund until such time as the pertinent Portfolio has $50 million of net assets or until six months from the date of the Portfolio's commencement of operations, whichever occurs first. Thereafter, the investment manager has agreed to assume all expenses of the S&P 500 Index Portfolio (except for brokerage fees) and to waive the compensation provided in its management agreement with the Fund to the extent that such expenses and compensation on an annualized basis exceed .50% of the daily net assets of the S&P 500 Index Portfolio. Absent such reductions, the management fees, other expenses, and total annual expenses would have been as follows:


          S&P 500 Index                              0.40%         0.19%         0.59%
          Competitive Edge "Best Ideas"              0.65%         0.27%         0.92%

       (3)After the close of  business  on March 19,  1999,  the former  Capital
          Appreciation Portfolio merged with and into the Equity Portfolio.

       (4) Morgan Stanley Dean Witter Asset Management Inc. has voluntarily agreed to a reduction in its management fees and to reimburse the Portfolios for which it acts as investment adviser if such fees would cause "Total Fund Annual Expenses" to exceed the amount set forth in the table above. Absent such reductions, the management fees, other expenses, and total annual expenses would have been as follows:

           Equity Growth                               0.55%        0.76%        1.31%
           U.S. Real Estate                            0.80%        0.93%        1.73%
           International Magnum                        0.80%        1.00%        1.80%
           Emerging Markets Equity                     1.25%        1.95%        3.20%

       (5) Van Kampen Asset Management, Inc. has voluntarily agreed to a reduction in its management fees and to reimburse the Emerging Growth
           Portfolio for which it acts as investment adviser if such fees would cause "Total Fund Annual Expenses" to exceed the amount set forth in the table above. Absent such reductions, the management fees, other expenses and total annual expenses would have been 0.70%, 0.53% and 1.23%, respectively.

EXAMPLE 1

The example below shows the dollar amount of expenses that you would bear directly or indirectly if you:

     o    invested $1,000 in a Variable Sub-Account,
     o    earned a 5% annual return on your investment,
     o surrendered your Contract, or began receiving income payments for a specified period of less than 120 months, at the end of each time period, and
     o    elected the Performance Death Benefit Option.

The example does not include any tax penalties you may be required to pay if you surrender your Contract. The example does not include deductions for premium taxes because New York does not charge premium taxes on annuities.


Sub-Account                                            1 Year      3 Year      5 Year     10 Year
-----------                                            ------      ------      ------     -------

Money Market Sub-Account.........................       $64          $91        $120       $240
Quality Income Plus Sub-Account..................       $64          $91        $120       $240
High Yield Sub-Account...........................       $64          $91        $121       $241
Utilities Sub-Account............................       $65          $95        $128       $256
Income Builder Sub-Account.......................       $67         $100        $135       $270
Dividend Growth Sub-Account......................       $64          $91        $121       $241
Capital Growth Sub-Account.......................       $65          $96        $130       $259
Global Dividend Growth Sub-Account...............       $67         $101        $137       $273
European Growth Sub-Account......................       $70         $109        $151       $301
Pacific Growth Sub-Account.......................       $74         $121        $171       $340
Equity Sub-Account...............................       $64          $91        $120       $240
S&P 500 Index Sub-Account........................       $58          $74         $93       $184
Competitive Edge "Best Ideas" Sub-Account........       $58          $74         $93       $184
Strategist Sub-Account ..........................       $64          $91        $120       $240
Short Term Bond Sub-Account .....................       $63          $89        $117       $233
Aggressive Equity Sub-Account ...................       $66          $98        $132       $264
Equity Growth Sub-Account........................       $67         $101        $137       $274
U.S. Real Estate Sub-Account.....................       $70         $109        $150       $300
International Magnum Sub-Account.................       $70         $110        $153       $305
Emerging Markets Equity Sub-Account..............       $78         $134        $192       $381
Emerging Growth Sub-Account......................       $67         $101        $137       $274


EXAMPLE 2

Same assumptions as Example 1 above, except that you decided not to surrender your Contract, or you began receiving income payments for a specified period of at least 120 months, at the end of each period.


Sub-Account                                            1 Year     3 Year      5 Year      10 Year
-----------                                            ------     ------      ------      -------

Money Market Sub-Account.........................       $21          $65       $112        $240
Quality Income Plus Sub-Account..................       $21          $65       $112        $240
High Yield Sub-Account...........................       $21          $65       $112        $241
Utilities Sub-Account............................       $23          $70       $120        $256
Income Builder Sub-Account.......................       $24          $74       $127        $270
Dividend Growth Sub-Account......................       $21          $65       $112        $241
Capital Growth Sub-Account.......................       $23          $71       $121        $259
Global Dividend Growth Sub-Account...............       $24          $75       $128        $273
European Growth Sub-Account......................       $27          $83       $142        $301
Pacific Growth Sub-Account.......................       $31          $96       $162        $340
Equity Sub-Account...............................       $21          $65       $112        $240
S&P 500 Index Sub-Account........................       $16          $49        $84        $184
Competitive Edge "Best Ideas" Sub-Account........       $16          $49        $84        $184
Strategist Sub-Account ..........................       $21          $65       $112        $240
Short Term Bond Sub-Account .....................       $20          $63       $108        $233
Aggressive Equity Sub-Account ...................       $23          $72       $124        $264
Equity Growth Sub-Account........................       $25          $75       $129        $274
U.S. Real Estate Sub-Account.....................       $27          $83       $142        $300
International Magnum Sub-Account.................       $28          $85       $144        $305
Emerging Markets Equity Sub-Account..............       $36         $109       $184        $381
Emerging Growth Sub-Account......................       $25          $75       $129        $274


Please remember that you are looking at examples and not a representation of past or future expenses. Your actual expenses may be lower or greater than those shown above. Similarly, your rate of return may be lower or greater than 5%, which is not guaranteed. The above examples assume the election of the Performance Death Benefit Option with a mortality and expense risk charge of 1.38%. If that option was not elected, the expense figures shown above would be slightly lower. To reflect the contract maintenance charge in the examples, we estimated an equivalent percentage charge, based on an assumed average Contract size of $47,319.

FINANCIAL INFORMATION

--------------------------------------------------------------------------------



To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the "Accumulation Unit." Each Variable Sub-Account has a separate value for its Accumulation Units we call "Accumulation Unit Value." Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.

Attached as Appendix A to this prospectus are tables showing the Accumulation Unit Values of each Variable Sub-Account since its inception other than the Aggressive Equity and Short-Term Bond Variable Sub-Accounts, which commenced operations as of the date of this prospectus. To obtain additional detail on each Variable Sub-Account's finances, please refer to the Variable Account's financial statements contained in the Statement of Additional Information. The financial statements of Allstate New York also appear in the Statement of Additional Information.

THE CONTRACT

--------------------------------------------------------------------------------



CONTRACT OWNER

The Variable Annuity II is a contract between you, the Contract owner, and Allstate New York, a life insurance company. As the Contract owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

     o    the investment alternatives during the Accumulation and Payout Phases,
     o    the amount and timing of your purchase payments and withdrawals,
     o    the programs you want to use to invest or withdraw money,
     o    the income payment plan you want to use to receive retirement income,
     o the Annuitant (either yourself or someone else) on whose life the income payments will be based,
     o the Beneficiary or Beneficiaries who will receive the benefits that the Contract provides when you die, and
     o    any other rights that the Contract provides.

If you die, any surviving Contract owner, or if none, the Beneficiary will exercise the rights and privileges provided to them by the Contract.

The Contract cannot be jointly owned by both a non-natural person and a natural person.

You can use the Contract with or without a qualified plan. A "qualified plan" is a personal retirement savings plan, such as an IRA or tax-sheltered annuity, that meets the requirements of the Internal Revenue Code. Qualified plans may limit or modify your rights and privileges under the Contract. We use the term "Qualified Contract" to refer to a Contract used with a qualified plan. See "Qualified Plans" on page __.


ANNUITANT

The Annuitant is the individual whose life determines the amount and duration of income payments (other than under Income Plans with guaranteed payments for a specified period). You initially designate an Annuitant in your application. You may change the Annuitant only if the Contract owner is a natural person. You may not designate an Annuitant who is more than 80 years old at the time of designation. You may designate a joint Annuitant, who is a second person on whose life income payments depend, prior to the Payout Start Date.


BENEFICIARY

The Beneficiary is the person who may elect to receive the death benefit or become the new Contract owner if the sole surviving Contract owner dies before the Payout Start Date. If the sole surviving Contract owner dies after the Payout Start Date, the Beneficiary will receive any guaranteed income payments scheduled to continue.

You may name one or more Beneficiaries when you apply for a Contract. You may change or add Beneficiaries while the Annuitant is living by writing to us, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed and filed with us. Any change will be effective at the time you sign the written notice. Until we receive your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. We will not be liable as to any payment or settlement made prior to receiving the written notice. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly.

If you did not name a Beneficiary or, unless otherwise provided in the Beneficiary designation, if a named Beneficiary is no longer living when the death benefit becomes payable, the new Beneficiary will be:

     o    your spouse, if he or she is still alive, otherwise
     o    your surviving children equally, or if you have no surviving children,
     o    your estate.

If more than one Beneficiary survives you, we will divide the death benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the death benefit in equal amounts to the surviving Beneficiaries.


MODIFICATION OF THE CONTRACT

Only an Allstate New York officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.


ASSIGNMENT

We will not honor an assignment of an interest in a Contract as collateral or security for a loan. However, you may assign periodic income payments under the Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are due. We will not be bound by any assignment until you sign it and file it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or tax penalties. You should consult with an attorney before trying to assign your Contract.

PURCHASES

--------------------------------------------------------------------------------


MINIMUM PURCHASE PAYMENTS

Your initial purchase payment must be at least $4,000 ($1,000 in the case of Qualified Contracts). We reserve the right to increase the minimum initial purchase payment amount to $4,000. All subsequent purchase payments must be $25 or more. You may make purchase payments at any time prior to the Payout Start Date. We reserve the right to limit the amount of purchase payments we will accept. We reserve the right to reject any application.


AUTOMATIC ADDITIONS PLAN

You may make subsequent purchase payments of at least $25 by automatically transferring amounts from your bank account or your Morgan Stanley Dean Witter Active Assets (TM) Account. Please consult your Morgan Stanley Dean Witter Financial Advisor for details.


ALLOCATION OF PURCHASE PAYMENTS

At the time you apply for a Contract, you must decide how to allocate your purchase payments among the investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percents that total 100% or in whole dollars. The minimum you may allocate to any investment alternative is $100 ($500 for payments allocated to a Guarantee Period). You can change your allocations by notifying us in writing.

We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us in writing otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.

We will credit the initial purchase payment that accompanies your completed application to your Contract within 2 business days after we receive the payment at our home office. If your application is incomplete, we will ask you to complete your application within 5 business days. If you do so, we will credit your initial purchase payment to your Contract within that 5 business day period. If you do not, we will return your purchase payment at the end of the 5 business day period unless you expressly allow us to hold it until you complete the application. We will credit subsequent purchase payments to the Contract on the business day that we receive the purchase payment at our home office.

We are open for business each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as "Valuation Dates." Our business day closes when the New York Stock Exchange does, usually 4 p.m. Eastern Time (3 p.m. Central Time). If we receive your purchase payment after 3 p.m. Central Time on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.


RIGHT TO CANCEL

You may cancel the Contract within the Cancellation Period, which is the 10 day period after you receive the Contract. If you exercise this "Right to Cancel," the Contract terminates and we will pay you the full amount of your purchase payments allocated to the Fixed Account. We will return your purchase payments allocated to the Variable Account after an adjustment to the extent state law permits to reflect investment gain or loss that occurred from the date of allocation through the date of cancellation.

CONTRACT VALUE

--------------------------------------------------------------------------------



Your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus the value of your investment in the Fixed Account Options.


ACCUMULATION UNITS

To determine the number of Accumulation Units of each Variable Sub-Account to credit to your Contract, we divide (i) the amount of the purchase payment you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract.


ACCUMULATION UNIT VALUE

As a general matter, the Accumulation Unit Value for each Variable Sub-Account will rise or fall to reflect:

     o changes in the share price of the Portfolio in which the Variable Sub-Account invests, and

     o the deduction of amounts reflecting the mortality and expense risk charge, administrative expense charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value.

We determine contract maintenance charges, withdrawal charges, and transfer fees (currently waived) separately for each Contract. They do not affect Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. For details on how we calculate Accumulation Unit Value, please refer to the Statement of Additional Information.

We determine a separate Accumulation Unit Value for each Variable Sub-Account on each Valuation Date. We also determine a separate set of Accumulation Unit Values reflecting the cost of the Performance Death Benefit Option described on page __ below.

You should refer to the prospectuses for the Funds that accompany this prospectus for a description of how the assets of each Portfolio are valued, since that determination directly bears on the Accumulation Unit Value of the corresponding Variable Sub-Account and, therefore, your Contract Value.


INVESTMENT ALTERNATIVES:  The Variable Sub-Accounts

--------------------------------------------------------------------------------


You may allocate your purchase payments to up to 21 Variable Sub-Accounts.  Each
Variable  Sub-Account invests in the shares of a corresponding  Portfolio.  Each
Portfolio has its own investment objective(s) and policies. We briefly describe the Portfolios below.

For more complete information about each Portfolio, including expenses and risks associated with the Portfolio, please refer to the accompanying prospectuses for the Funds. You should carefully review the Fund prospectuses before allocating amounts to the Variable Sub-Accounts.



------------------------------- -------------------------------------------------- ------------------
                                                                                   Investment
Portfolio:                      Each Portfolio Seeks:                              Adviser:
------------------------------- -------------------------------------------------- ------------------

Morgan Stanley Dean Witter Variable Investment Series

-----------------------------------------------------------------------------------------------------
------------------------------- -------------------------------------------------- ------------------
Money Market Portfolio          High current income, preservation of capital,
                                and liquidity





                                                                                    Morgan Stanley
                                                                                      Dean Witter
                                                                                    Advisors, Inc.

------------------------------- -------------------------------------------------- ------------------
------------------------------- -------------------------------------------------- ------------------
Quality Income Plus  Portfolio  High current income and, as a secondary objective,  capital appreciation when consistent
                                with its primary objective
------------------------------- -------------------------------------------------- ------------------
------------------------------- -------------------------------------------------- ------------------
Short-Term Bond Portfolio       High current income consistent with preservation
                                of capital
------------------------------- -------------------------------------------------- ------------------
------------------------------- -------------------------------------------------- ------------------
High Yield Portfolio            High current  income and, as a secondary
                                objective,  capital appreciation when
                                consistent with its primary objective
------------------------------- -------------------------------------------------- ------------------
------------------------------- -------------------------------------------------- ------------------
Utilities Portfolio             Current income and long-term growth of income
                                and capital
------------------------------- -------------------------------------------------- ------------------
------------------------------- -------------------------------------------------- ------------------
Income Builder Portfolio        Reasonable income and, as a secondary objective,
                                growth of capital
------------------------------- -------------------------------------------------- ------------------
Dividend Growth Portfolio       Reasonable current income and long-term growth
                                of income and capital
------------------------------- -------------------------------------------------- ------------------
Capital Growth Portfolio        Long-term capital growth
------------------------------- -------------------------------------------------- ------------------
Global Dividend Growth          Reasonable current income and long-term growth
Portfolio                       of income and capital
------------------------------- -------------------------------------------------- ------------------
European Growth Portfolio       To maximize the capital appreciation on its
                                investments
------------------------------- -------------------------------------------------- ------------------
Pacific Growth Portfolio        To maximize the capital appreciation of its
                                investments
------------------------------- -------------------------------------------------- ------------------
Aggressive Equity Portfolio     Capital growth
------------------------------- -------------------------------------------------- ------------------
Equity Portfolio                Growth of capital and, as a secondary objective,
                                income when consistent with its primary
                                objective.
------------------------------- -------------------------------------------------- ------------------
S&P 500 Index Portfolio         Investment  results  that, before expenses,
                                correspond to the total return of the Standard
                                and Poor's 500  Composite  Stock Price Index
------------------------------- -------------------------------------------------- ------------------
Competitive Edge "Best Ideas"   Long-term capital growth
Portfolio
------------------------------- -------------------------------------------------- ------------------
Strategist Portfolio            High total investment return
------------------------------- -------------------------------------------------- ------------------
-----------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter Universal Funds Inc.
------------------------------- -------------------------------------------------- ------------------
Equity Growth Portfolio         Long-term capital appreciation
                                                                                    Morgan Stanley
                                                                                      Dean Witter
                                                                                         Asset
                                                                                   Management, Inc.
------------------------------- -------------------------------------------------- ------------------
U.S. Real Estate Portfolio      Above-average current income and long-term
                                capital appreciation
------------------------------- -------------------------------------------------- ------------------
International Magnum Portfolio  Long-term capital appreciation
------------------------------- -------------------------------------------------- ------------------
Emerging Markets Equity         Long-term capital appreciation
Portfolio
-----------------------------------------------------------------------------------------------------
Van Kampen Life Investment Trust
-----------------------------------------------------------------------------------------------------
Emerging Growth Portfolio       Capital appreciation                               Van Kampen Asset
                                                                                   Management, Inc.
------------------------------- -------------------------------------------------- ------------------

Amounts you allocate to Variable Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which those Variable Sub-Accounts invest. You bear the investment risk that the Portfolios might not meet their investment objectives.

INVESTMENT ALTERNATIVES : The Fixed Account Options

--------------------------------------------------------------------------------

You may allocate all or a portion of your purchase payments to the Fixed Account Options. You may choose from among 4 Fixed Account Options including 3 dollar cost averaging options ("Dollar Cost Averaging Fixed Account Options") and the option to invest in one or more Guarantee Periods. The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general assets other than those in segregated asset accounts. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to a Fixed Account Option does not entitle you to share in the investment experience of the Fixed Account.


DOLLAR COST AVERAGING FIXED ACCOUNT OPTIONS

Basic Dollar Cost Averaging Option. You may establish a Dollar Cost Averaging Program, as described on page __, by allocating purchase payments to the Basic Dollar Cost Averaging Option. Purchase payments that you allocate to the Basic Dollar Cost Averaging Option will earn interest for a one year period at the current rate in effect at the time of allocation. We will credit interest daily at a rate that will compound over the year to the annual interest rate we guaranteed at the time of allocation. Rates may be different than those available for the Guarantee Periods described below. After the one year period, we will declare a renewal rate which we guarantee for a full year.
Subsequent renewal dates will be every twelve months for each purchase payment.

You may not transfer funds from other investment alternatives to the Basic Dollar Cost Averaging Option.

6 and 12 Month Dollar Cost Averaging Options. You also may establish a Dollar Cost Averaging Program by allocating purchase payments to the Fixed Account either for 6 months (the "6 Month Dollar Cost Averaging Option") or for 12 months (the "12 Month Dollar Cost Averaging Option"). Your purchase payments will earn interest for the period you select at the current rates in effect at the time of allocation. Rates may differ from those available for the Guarantee Periods described below. However, the crediting rates for the 6 and 12 Month Dollar Cost Averaging Options will never be less than 3% annually.

You must transfer all of your money out of the 6 or 12 Month Dollar Cost Averaging Options to the Variable Sub-Accounts in equal monthly installments. If you discontinue a 6 or 12 Month Dollar Cost Averaging Option prior to last scheduled transfer, we will transfer any remaining money immediately to the Money Market Variable Sub-Account, unless you request a different Variable Sub-Account.

You may not transfer funds from other investment alternatives to the 6 or 12 Month Dollar Cost Averaging Options.

Transfers out of the Dollar Cost Averaging Fixed Account Options do not count towards the 12 transfers you can make without paying a transfer fee.

We may declare more than one interest rate for different monies based upon the date of allocation to the Dollar Cost Averaging Fixed Account Options. For current interest rate information, please contact your Morgan Stanley Dean Witter Financial Advisor or our customer support unit at 1-800-256-9392.


GUARANTEE PERIODS

You may allocate purchase payments or transfers to the Fixed Account for one or more Guarantee Periods. Each payment or transfer allocated to a Guarantee Period earns interest at a specified rate that we guarantee for a period of years. We offer additional Guarantee Periods at our sole discretion. We currently offer a 1 year and a 6 year Guarantee Period.

Each payment or transfer allocated to a Guarantee Period must be at least $500.

Interest Rates. We will tell you what interest rates and Guarantee Periods we are offering at a particular time. We will not change the interest rate that we credit to a particular allocation until the end of the relevant Guarantee Period. We may declare different interest rates for Guarantee Periods of the same length that begin at different times.

We have no specific formula for determining the rate of interest that we will declare initially or in the future. We will set those interest rates based on investment returns available at the time of the determination. In addition, we may consider various other factors in determining interest rates including regulatory and tax requirements, our sales commission and administrative expenses, general economic trends, and competitive factors. We determine the interest rates to be declared in our sole discretion. We can neither predict nor guarantee what those rates will be in the future. For current interest rate information, please contact your Morgan Stanley Dean Witter Financial Advisor, or Allstate New York at 1-800-256-9392. The interest rate will never be less than the minimum guaranteed rate stated in the Contract.

After the Guarantee Period, we will declare a renewal rate. Subsequent renewal dates will be on anniversaries of the first renewal date. On or about each renewal date, the Company will notify the Contract owner of the interest rate(s) for the Contract Year then starting.

INVESTMENT ALTERNATIVES:  Transfers

--------------------------------------------------------------------------------


TRANSFERS DURING THE ACCUMULATION PHASE

During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. Transfers into the Dollar Cost Averaging Fixed Account Options are not permitted. You may request transfers in writing on a form that we provided or by telephone according to the procedure described below. The minimum amount that you may transfer is $100 or the total amount in the investment alternative, whichever is less. Transfers to any Guarantee Period must be at least $500. We currently do not assess, but reserve the right to assess, a $25 charge on each transfer in excess of 12 per Contract Year. We will notify you at least 30 days prior to imposing the transfer charge. We treat transfers to or from more than one Portfolio on the same day as one transfer.

We will process transfer requests that we receive before 4:00 p.m. Eastern Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 4:00 p.m. on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account Options for up to 6 months from the date we receive your request.

We limit the amount you may transfer from the Guarantee Periods to the Variable Account or between Guarantee Periods in any Contract Year to the greater of:

     1) 25% of the aggregate value in the Guarantee Periods as of the most recent Contract Anniversary (if this amount is less than $1,000, then up to $1,000 may be transferred); or

     2) 25% of the sum of all purchase payments and transfers to the Guarantee Periods as of the most recent Contract Anniversary. These restrictions do not apply to transfers pursuant to dollar cost averaging. If the first renewal interest rate is less than the current rate that was in effect at the time money was allocated or transferred to a Guarantee Period, we will waive the transfer restriction for that money and the accumulated interest thereon during the 60-day period following the first renewal date.

For Contracts issued after May 1, 1999, we reserve the right to limit transfers among the Variable Sub-Accounts if we determine, in our sole discretion, that transfers by one or more Contract owners would be to the disadvantage of other Contract owners. We may limit transfers by taking such steps as:

     o    imposing a minimum time period between each transfer,

     o refusing to accept transfer requests of an agent acting under a power of attorney on behalf of more than one Contract owner, or

     o limiting the dollar amount that a Contract owner may transfer between the Variable Sub-Accounts and the Fixed Account at any one time.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Contract owners.

We reserve the right to waive any transfer restrictions.


TRANSFERS DURING THE PAYOUT PHASE

During the Payout Phase, you may make transfers among the Variable Sub-Accounts so as to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. In addition, you will have a limited ability to make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. You may not, however, convert any portion of your right to receive fixed income payments into variable income payments.

You may not make any transfers for the first 6 months after the Payout Start Date. Thereafter, you may make transfers among the Variable Sub-Accounts or make transfers from the Variable Sub-Accounts to increase your fixed income payments. Your transfers must be at least 6 months apart.


TELEPHONE TRANSFERS

You may make transfers by telephone by calling 1-800-256-9392, if you first send us a completed authorization form. The cut off time for telephone transfer requests is 4:00 p.m. Eastern time. In the event that the New York Stock Exchange closes early, i.e., before 4:00 p.m. Eastern Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange.

We may suspend, modify or terminate the telephone transfer privilege at any time without notice.

We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.


DOLLAR COST AVERAGING PROGRAM

Through our Dollar Cost Averaging Program, you may automatically transfer a set amount every month (or other intervals we may offer) during the Accumulation Phase from any Variable Sub-Account or the Dollar Cost Averaging Fixed Account Options, to any other Variable Sub-Account. Transfers you make through the Dollar Cost Averaging Program must be $100 or more. You may not use the Dollar Cost Averaging Program to transfer amounts to a Fixed Account Option. Please consult with your Morgan Stanley Dean Witter Financial Advisor for detailed information about the Dollar Cost Averaging Program.

We will not charge a transfer fee for transfers made under this Program, nor will such transfers count against the 12 free transfers per Contract Year.

The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market.


AUTOMATIC PORTFOLIO REBALANCING PROGRAM

Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub-Account. If you select our Automatic Portfolio Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations.

We will rebalance your account each quarter (or other intervals we may offer) according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your request. We are not responsible for rebalancing that occurs prior to receipt of your request.

Example:

        Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the Quality Income Plus Variable Sub-Account and 60% to be in the Capital Growth Variable Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Quality Income Plus Variable Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the Quality Income Plus Variable Sub-Account and use the money to buy more units in the Capital Growth Variable Sub-Account so that the percentage allocations would again be 40% and 60% respectively.

The Automatic Portfolio Rebalancing Program is available only during the Accumulation Phase. The transfers made under the Program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee.

Portfolio   rebalancing  is  consistent  with  maintaining  your  allocation  of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.

EXPENSES

--------------------------------------------------------------------------------


As a Contract owner, you will bear, directly or indirectly, the charges and expenses described below.


CONTRACT MAINTENANCE CHARGE

During the Accumulation Phase, on each Contract Anniversary, we will deduct a $30 contract maintenance charge from your Contract Value invested in each Variable Sub-Account in proportion to the amount invested. We also will deduct a full contract maintenance charge if you withdraw your entire Contract Value. During the Payout Phase, we will deduct the charge proportionately from each income payment.

The charge is to compensate us for the cost of administering the Contracts and the Variable Account. Maintenance costs include expenses we incur in billing and collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit Values and income payments; and issuing reports to Contract owners and regulatory agencies. We cannot increase the charge.


MORTALITY AND EXPENSE RISK CHARGE

We deduct a mortality and expense risk charge daily at an annual rate of 1.25% of the average daily net assets you have invested in the Variable Sub-Accounts (1.38% if you select the Performance Death Benefit Option, available to purchasers after April 6, 1998). The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will be sufficient in the future to cover the cost of administering the Contract. If the charges under the Contract are not sufficient, then we will bear the loss. We charge an additional .10% for the Performance Death Benefit Option to compensate us for the additional risk that we accept by providing the Option.

We guarantee the mortality and expense risk charge and we cannot increase it. We assess the mortality and expense risk charge during both during the Accumulation Phase and the Payout Phase.


ADMINISTRATIVE EXPENSE CHARGE

We deduct an administrative expense charge daily at an annual rate of 0.10% of the average daily net assets you have invested in the Variable Sub-Accounts. We intend this charge to cover actual administrative expenses that exceed the revenues from the contract maintenance charge. There is no necessary relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributed to that Contract. We assess this charge each day during the Accumulation Phase and the Payout Phase.


TRANSFER FEE

We do not currently impose a fee upon transfers among the investment alternatives. However, we reserve the right to charge $25 per transfer after the 12th transfer in each Contract Year. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging or Automatic Portfolio Rebalancing Program.


WITHDRAWAL CHARGE

We may assess a withdrawal charge of up to 6% of the purchase payment(s) you withdraw. The charge declines annually to 0% over a 6 year period that begins on the day we received your purchase payment as shown on page __. During each Contract Year, you can withdraw up to 15% of the aggregate amount of your purchase payments as of the Issue Date or most recent Contract Anniversary without paying the charge. Unused portions of this 15% "Free Withdrawal Amount" are not carried forward to future Contract Years. Unless you instruct otherwise, we will deduct withdrawal charges, if applicable, from the amount paid.

For purposes of the withdrawal charge, we will treat withdrawals as coming from the oldest purchase payments first. However, for federal income tax purposes, please note that withdrawals are considered to have come first from earnings in the Contract, which means that you pay taxes on the earnings portion of your withdrawal. After you have withdrawn all purchase payments, future withdrawals will not incur a withdrawal charge.

We do not apply a withdrawal charge in the following situations:

     o on the Payout Start Date (a withdrawal charge may apply if you elect to receive income payments for a specified period of less than 120 months);

     o the death of the Contract owner (Annuitant if Contract owner is not a natural person); and o withdrawals taken to satisfy IRS minimum distribution rules for this Contract.

We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.

Withdrawals may be subject to tax penalties or income tax. You should consult your own tax counsel or other tax advisers regarding any withdrawals.


PREMIUM TAXES

Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. In those states, we are responsible for paying these taxes and deduct them from the Contract Value. Our current practice is not to charge anyone for these taxes until income payments begin or when a total withdrawal occurs including payment upon death. We may some time in the future discontinue this practice and deduct premium taxes from the purchase payments. At the Payout Start Date, we deduct the charge for premium taxes from each investment alternative in the proportion that the Contract owner's value in the investment alternative bears to the total Contract Value.

Currently, we do not make deductions for premium taxes under the Contract because New York does not charge premium taxes on annuities.


DEDUCTION FOR VARIABLE ACCOUNT INCOME TAXES

We are not currently maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Variable Account. We will deduct for any taxes we incur as a result of the operation of the Variable Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Internal Revenue Code is briefly described in the Statement of Additional Information.


OTHER EXPENSES

Each Portfolio deducts advisory fees and other expenses from its assets. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the accompanying prospectuses for the Funds. For a summary of current estimates of those charges and expenses, see pages ___ above. We may receive compensation from the investment advisers or administrators of the Portfolios for administrative services we provide to the Portfolios.

ACCESS TO YOUR MONEY


--------------------------------------------------------------------------------

You can withdraw some or all of your Contract Value at any time prior to the Payout Start Date. Withdrawals also are available under limited circumstances on or after the Payout Start Date. See "Income Plans" on page __.

The amount payable upon withdrawal is the Contract Value next computed after we receive the request for a withdrawal at our home office less any withdrawal charges, contract maintenance charges, income tax withholding, penalty tax, and any premium taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances.

You can withdraw money from the Variable Account or the Fixed Account Options. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable withdrawal charge and premium taxes.

You must name the investment alternative from which you are taking the withdrawal. If none is named, then the withdrawal request is incomplete and cannot be honored.

In general, you must withdraw at least $100 at a time. You also may withdraw a lesser amount if you are withdrawing your entire interest in a Variable Sub-Account.

Withdrawals also may be subject to income tax and a 10% penalty tax, as described below.

The total amount paid at surrender may be more or less than the total purchase payments due to prior withdrawals, any deductions, and investment performance.


POSTPONEMENT OF PAYMENTS

We will make payment of any amounts due from the Variable Account under the Contract within 7 days, unless:

     1) The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

     2)   An emergency exists as defined by the SEC; or

     3)   The SEC permits delay for your protection.

In addition, we may delay payments or transfers from the Fixed Account Options for up to 6 months or shorter period if required by law. If we delay payment or transfer for 30 days or more, we will pay interest as required by law.


SYSTEMATIC WITHDRAWAL PROGRAM

You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual or annual basis at any time prior to the Payout Start Date. The minimum amount of each systematic withdrawal is $100. At our discretion, systematic withdrawals may not be offered in conjunction with Dollar Cost Averaging or Automatic Portfolio Rebalancing. Please consult your Morgan Stanley Dean Witter Financial Advisor for details.

Depending on fluctuations in the net asset value of the Variable Sub-Accounts and the value of the Fixed Account Options, systematic withdrawals may reduce or even exhaust the Contract Value. Income taxes may apply to systematic withdrawals. Please consult your tax advisor before making any withdrawals.

We will make systematic withdrawal payments to you or your designated payee. We may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.


MINIMUM CONTRACT VALUE

If your request for a partial withdrawal would reduce the Contract Value to less than $500, we may treat it as a request to withdraw your entire Contract Value. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. If we terminate your Contract, we will distribute to you its Contract Value, less withdrawal and other applicable charges, and premium taxes.

INCOME PAYMENTS

--------------------------------------------------------------------------------



PAYOUT START DATE

You select the Payout Start Date in your application. The Payout Start Date is the day that income payments start under an Income Plan. The Payout Start Date must be:

     o    at least 30 days after the Issue Date;
     o    the first day of a calendar month; and
     o no later than the first day of the calendar month after the Annuitant reaches age 90.

You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date started in your Contract.


INCOME PLANS

An Income Plan is a series of scheduled payments to you or someone you designate. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1.

Three Income Plans are available under the Contract. Each is available to provide:

     o    fixed income payments;
     o    variable income payments; or
     o    a combination of the two.

The three Income Plans are:

        Income Plan 1 -- Life Income with Guaranteed Payments for 120 months. Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.

        Income Plan 2 -- Joint and Survivor Life. Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant is alive. No income payments will be made after the deaths of both the Annuitant and the joint Annuitant.

        Income Plan 3 -- Guaranteed Payments for a Specified Period (5 to 30 Years). Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on an Annuitant's life. A withdrawal charge may apply if the specified period is less than 120 months. We will deduct the mortality and expense risk charge from the assets of the Variable Account supporting this Income Plan even though we may not bear any mortality risk.

The length of any guaranteed payment period under your selected Income Plan generally will affect the dollar amount of each income payment. As a general rule, longer guarantee periods result in lower income payments, all other things being equal. For example, if you choose an Income Plan with payments that depend on the life of the Annuitant but with no minimum specified period for guaranteed payments, the income payments will be greater than the income payments made under the same Income Plan with a minimum specified period for guaranteed payments.

We assess applicable premium taxes against all income payments.

We may make other Income Plans available. You may obtain information about them by writing or calling us.

If you choose Income Plan 1 or 2, or, if available, another Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant are alive before we make each payment. Please note that under such Income Plans, if you elect to take no minimum guaranteed payments, it is possible that the payee could receive only 1 income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only 2 income payments if they die before the third income payment, and so on.

Generally, you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving variable income payments that do not depend on the life of the Annuitant (such as under Income Plan 3). In that case you may terminate the Variable Account portion of the income payments at any time and receive a lump sum equal to the present value of the remaining variable payments due. A withdrawal charge may apply.

You must apply at least the Contract Value in the Fixed Account Options on the Payout Start Date to fixed income payments. If you wish to apply any portion of your Fixed Account Option balance to provide variable income payments, you should plan ahead and transfer that amount to the Variable Sub-Accounts prior to the Payout Start Date. If you do not tell us how to allocate your Contract Value among fixed and variable income payments, we will apply your Contract Value in the Variable Account to variable income payments and your Contract Value in the Fixed Account Options to fixed income payments.

We will apply your Contract Value, less any applicable taxes, to your Income Plan on the Payout Start Date. If the amount available to apply under an Income Plan is less than $2,000, or would produce monthly payments of less than $20, we may:

     o pay you the Contract Value, less any applicable taxes, in a lump sum instead of the periodic payments you have chosen, or

     o reduce the frequency of your payments so that each payment will be at least $20.


VARIABLE INCOME PAYMENTS

The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by (a) actual mortality experience and (b) the amount of our administration expenses.

We cannot predict the total amount of your variable income payments. Your variable income payments may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Portfolios; and (b) the Annuitant could live longer or shorter than we expect based on the tables we use.

In calculating the amount of the periodic payments in the annuity tables in the Contract, we assumed an annual investment rate of 3%. If actual net investment return of the Variable Sub-Accounts you choose is less than the assumed investment rate, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the assumed investment rate. The dollar amount of the variable income payments stays level if the net investment return equals the assumed investment rate. Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.


FIXED INCOME PAYMENTS

We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. We calculate the fixed income payments by:

     1)   deducting any applicable premium tax; and

     2) applying the resulting amount to the greater of (a) the appropriate value from the income payment table in your Contract or (b) such other value as we are offering at that time.

We may defer making fixed income payments for a period of up to 6 months or such shorter time state law may require. If we defer payments for 10 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.


CERTAIN EMPLOYEE BENEFIT PLANS

The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age. However, we reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by applicable law. In certain employment-related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan, you should consult with legal counsel as to whether the purchase of a Contract is appropriate. For qualified plans, where it is appropriate, we may use income payment tables that do not distinguish on the basis of sex.

DEATH BENEFITS

--------------------------------------------------------------------------------



We will pay a death benefit prior to the Payout Start Date on:

     1)   the death of any Contract owner, or
     2)   the death of an Annuitant.

We will pay the death benefit to the new Contract owner as determined immediately after the death. The new Contract owner would be a surviving Contract owner or, if none, the Beneficiary. In the case of the death of an Annuitant, we will pay the death benefit to the current Contract owner.


Death Benefit Amount

  Prior to the Payout Start Date, the death benefit is equal to the greatest of:

     1) the Contract Value as of the date we receive Due Proof of Death (described below), or

     2)   the sum of all  purchase  payments  made less any amounts  deducted in
          connection   with  partial   withdrawals   (including  any  applicable
          withdrawal charges or premium taxes), or

     3) the Contract Value on the most recent Death Benefit Anniversary prior to the date we determine the death benefit, less any withdrawal charges, and premium taxes deducted since that Death Benefit Anniversary. A "Death Benefit Anniversary" is every 6th Contract Anniversary beginning with the 6th Contract Anniversary. For example, the 6th, 12th and 18th Contract Anniversaries are the first three Death Benefit Anniversaries.

We will determine the value of the death benefit as of the end of the Valuation Date on which we receive a complete request for payment of the death benefit. If we receive a request after 4 p.m. Eastern Time on a Valuation Date, we will process the request as of the end of the following Valuation Date. A request for payment of the death benefit must include "Due Proof of Death." We will accept the following documentation as Due Proof of Death:

     o    a certified copy of a death certificate,
     o a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or
     o    any other proof acceptable to us.


PERFORMANCE DEATH BENEFIT OPTION

The Performance Death Benefit Option is an optional benefit that you may elect. If you select this Option, it applies only at the death of the Contract owner. It does not apply to the death of the Annuitant if different from the Contract owner unless the owner is not a natural person. For Contracts with the Performance Death Benefit Option, the death benefit will be the greater of (1) through (3) above, or (4) the Performance Death Benefit.

Performance Death Benefit. The Performance Death Benefit on the Issue Date is equal to the initial purchase payment. On each Contract Anniversary, we will recalculate your Performance Death Benefit to equal the greater of your Contract Value on that date, or the most recently calculated Performance Death Benefit. We also will recalculate your Performance Death Benefit whenever you make an additional purchase payment or a partial withdrawal. Additional purchase payments will increase the Performance Death Benefit dollar-for-dollar. Withdrawals will reduce the Performance Death Benefit by an amount equal to: (i) the Performance Death Benefit immediately just before the withdrawal, multiplied by (ii) the ratio of the withdrawal amount to the Contract Value just before the withdrawal. In the absence of any withdrawals or purchase payments, the Performance Death Benefit will be the greatest of all Contract Anniversary Contract Values on or before the date the Company calculates the death benefit.

We will recalculate the Performance Death Benefit until the oldest Contract owner (the Annuitant, if the owner is not a natural person), attains age 85. After age 85, we will recalculate the Performance Death Benefit only to reflect additional purchase payments and withdrawals.

The Performance Death Benefit will never be greater than the maximum death benefit allowed by any nonforfeiture laws which govern the Contract.


Death Benefit Payments

The new Contract owner may elect:

     1) within 180 days of the date of your death, to receive the death benefit in a lump sum, or

     2) within 1 year of the date of your death, to apply an amount equal to the death benefit to one of the available Income Plans described above. The Income Plan must begin within 1 year of the date of death and must be for a period equal to or less than the life expectancy of the Contract owner.

Otherwise, the new Contract owner will receive the Settlement Value. The "Settlement Value" is the Contract Value, less any applicable withdrawal charge and premium tax. We will calculate the Settlement Value at the end of the Valuation Date coinciding with the requested distribution date for payment or on the mandatory distribution date of 5 years after the date of your death, whichever is earlier.

In any event, the entire value of the Contract must be distributed within 5 years after the date of death unless an Income Plan is elected or a surviving spouse continues the Contract in accordance with the provisions described below.

If the sole new Contract owner is your spouse, then he or she may elect, within 180 days of the date of your death, one of the options listed above or may continue the Contract in the Accumulation Phase as if the death had not occurred. The Contract may only be continued once. If the surviving spouse continues the Contract in the Accumulation Phase, the surviving spouse may make a single withdrawal of any amount within 1 year of the date of death without incurring a withdrawal charge. If the surviving spouse is under age 59 1/2, a 10% penalty tax may apply to the withdrawal.

If the new Contract owner is corporation, trust, or other non-natural person, then the new Contract owner must receive the death benefit in lump sum.

We are currently waiving the 180 day limit described above, but we reserve the right to enforce the limitation in the future.

Death of Annuitant. If any Annuitant who is not also the Contract owner dies prior to the Payout Start Date, the Contract owner must elect one of the applicable options described below.

If the Contract owner is a natural person, the Contract owner may elect to continue the Contract as if the death had not occurred, or, if we receive Due Proof of Death within 180 days of the date of the Annuitant's death, the Contract owner may choose to:

     1)   receive the death benefit in a lump sum; or

     2) apply the death benefit to an Income Plan that must begin within 1 year of the date of death and must be for a period not to exceed the life expectancy of the Contract owner.

If the Contract owner elects to continue the Contract or to apply the death benefit to an Income Plan, the new Annuitant will be the youngest Contract owner, unless the Contract owner names a different Annuitant.

We are currently waiving the 180 day limit, but we reserve the right to enforce the limitation in the future.

MORE INFORMATION

--------------------------------------------------------------------------------



ALLSTATE NEW YORK

Allstate New York is the issuer of the Contract. Allstate New York is a stock life insurance company organized under the laws of the State of New York. Allstate New York was incorporated in 1967 and was known as "Financial Life Insurance Company" from 1967 to 1978. From 1978 to 1984, Allstate New York was known as "PM Life Insurance Company." Since 1984 the company has been known as "Allstate Life Insurance Company of New York."

Our home office is located in Farmingville, New York. Our customer service office is located in Palatine, Illinois.

Allstate New York is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of Illinois. With the exception of directors qualifying shares, all of the outstanding capital stock of Allstate Insurance Company is owned by The Allstate Corporation.

Several independent rating agencies regularly evaluate life insurers' claims-paying ability, quality of investments, and overall stability. A.M. Best Company assigns Allstate New York the financial performance rating of A+(g). Standard & Poor's Insurance Rating Services assigns a AA+ (Very Strong) financial strength rating and Moody's assigns an Aa2 (Excellent) financial strength rating to Allstate New York. We may from time to time advertise these ratings in our sales literature.


THE VARIABLE ACCOUNT

Allstate New York established the Allstate Life of New York Variable Annuity Account II on May 18, 1990. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Allstate New York.

We own the assets of the Variable Account. The Variable Account is a segregated asset account under New York law. That means we account for the Variable Account's income, gains and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations. Our obligations arising under the Contracts are general corporate obligations of Allstate New York.

The Variable Account consists of 21 Variable Sub-Accounts, each of which invests in a corresponding Portfolio. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Portfolios. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.


THE PORTFOLIOS

Dividends  and  Capital  Gain  Distributions.   We  automatically  reinvest  all
dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.

Voting Privileges. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Portfolios that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract owners entitled to give such instructions. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast.

As a general rule, before the Payout Start Date, the Contract owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. After the Payout Start Date, the person receiving income payments has the voting interest. The payee's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. After the Payout Start Date, the votes decrease as income payments are made and as the reserves for the Contract decrease.

We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion.

We reserve the right to vote Portfolio shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report to you.

Changes in Portfolios. We reserve the right, subject to any applicable law, to make additions to, deletions from or substitutions for the Portfolio shares held by any Variable Sub-Account. If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Portfolio and substitute shares of another eligible investment fund. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940. We also may add new Variable Sub-Accounts that invest in additional mutual funds. We will notify you in advance of any change.

Conflicts of Interest. Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. The boards of directors of these Portfolios monitor for possible conflicts among separate accounts buying shares of the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, a Portfolio's board of directors may require a separate account to withdraw its participation in a Portfolio. A Portfolio's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.


THE CONTRACT

Distribution. Dean Witter Reynolds Inc. ("Dean Witter"), located at Two World Trade Center, New York, New York, 10048, serves as principal underwriter and distributor of the Contracts. Dean Witter is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. Dean Witter is a registered broker-dealer under the Securities and Exchange Act of 1934, as amended, and is a member of the New York Stock Exchange and the National Association of Securities Dealers, Inc.

We may pay a maximum commission of 6% of all purchase payments to Dean Witter. We intend these commissions to cover distribution expenses. We may also pay an annual sales administration expense allowance of up to 0.125% of the average net assets of the Fixed Account to Dean Witter.

Administration. We have primary responsibility for all administration of the Contracts and the Variable Account. We provide the following administrative services, among others:

o       issuance of the Contracts;
o       maintenance of Contract owner records;
o       Contract owner services;
o       calculation of unit values;
o       maintenance of the Variable Account; and
o       preparation of Contract owner reports.

We will send you Contract statements at least annually. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error.

We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.


QUALIFIED PLANS

If you use the Contract with a qualified plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if qualified plan limits on distributions and other conditions are not met. Please consult your qualified plan administrator for more information.


LEGAL MATTERS

Freedman, Levy, Kroll & Simonds, Washington, D.C., has advised Allstate New York on certain federal securities law matters. All matters of New York law pertaining to the Contracts, including the validity of the Contracts and Allstate New York's right to issue such Contracts under New York insurance law, have been passed upon by Michael J. Velotta, General Counsel of Allstate New York.


YEAR 2000

Allstate New York is heavily dependent upon complex computer systems for all phases of its operations, including customer service, risk management and policy and contract administration. Since many of Allstate New York's older computer software programs recognize only the last two digits of the year in any date, some software may fail to operate properly in or after the year 1999, if the software is not reprogrammed or replaced ("Year 2000 Issue"). Allstate New York believes that many of its counterparties and suppliers also have Year 2000 Issues which could affect Allstate New York. In 1995, Allstate Insurance Company commenced a plan intended to mitigate and/or prevent the adverse effects of Year 2000 Issues. These strategies include normal development and enhancement of new and existing systems, upgrades to operating systems already covered by maintenance agreements and modifications to existing systems to make them Year 2000 compliant. The plan also includes Allstate New York actively working with its major external counterparties and suppliers to assess their compliance efforts and Allstate New York's exposure to them. Allstate New York presently believes that it will resolve the Year 2000 Issue in a timely manner, and the financial impact will not materially affect its results of operations, liquidity or financial position. Year 2000 costs are and will be expensed as incurred.

TAXES

--------------------------------------------------------------------------------



The following discussion is general and is not intended as tax advice. Allstate New York makes no guarantee regarding the tax treatment of any Contract or transaction involving a Contract.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

Taxation of Annuities in General

Tax Deferral. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

     1)   the Contract owner is a natural person,

     2) the investments of the Variable Account are "adequately diversified" according to Treasury Department regulations, and

     3) Allstate New York is considered the owner of the Variable Account assets for federal income tax purposes.

Non-natural Owners. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts is taxed as ordinary income received or accrued by the owner during the taxable year. Please see the Statement of Additional Information for a discussion of several exceptions to the general rule for Contracts owned by non-natural persons.

Diversification Requirements. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year. Although Allstate New York does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.

Ownership Treatment. The IRS has stated that you will be considered the owner of Variable Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of separate account investments may cause an investor to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.

Your rights under the Contract are different than those described by the IRS in rulings in which it found that contract owners were not owners of separate account assets. For example, you have the choice to allocate premiums and Contract Values among more investment alternatives. Also, you may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Allstate New York does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.

Taxation of Partial and Full Withdrawals. If you make a partial withdrawal under a non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the Contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a partial withdrawal under a Qualified Contract, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions, after tax contributions to qualified plans) bears to the Contract Value, is excluded from your income. If you make a full withdrawal under a non-Qualified Contract or a Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions. "Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than 5 taxable years after the taxable year of the first contribution to any Roth IRA and which are:

     o    made on or after the date the individual attains age 59 1/2,
     o    made to a beneficiary after the Contract owner's death,
     o    attributable to the Contract owner being disabled, or
     o for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Except for certain Qualified Contracts, any amount you receive as a loan under a Contract, and any assignment or pledge (or agreement to assign or pledge) of the Contract Value is treated as a withdrawal of such amount or portion.

Taxation of Annuity Payments. Generally, the rule for income taxation of annuity payments received from a non-Qualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.

Taxation of Annuity Death Benefits. Death of a Contract owner, or death of the Annuitant if the Contract is owned by a non-natural person, will cause a distribution of death benefits from a Contract. Generally, such amounts are included in income as follows:

     1) if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal, or

     2) if distributed under an annuity option, the amounts are taxed in the same manner as an annuity payment. Please see the Statement of Additional Information for more detail on distribution at death requirements.

Penalty Tax on Premature Distributions. A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

     1)   made on or after the date the Contract owner attains age 59 1/2;
     2)   made as a result of the Contract owner's death or disability;
     3) made in substantially equal periodic payments over the Contract owner's life or life expectancy,
     4)   made under an immediate annuity, or
     5)   attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine if any other exceptions to the penalty apply to your situation. Similar exceptions may apply to distributions from Qualified Contracts.

Aggregation of Annuity Contracts. All non-qualified deferred annuity contracts issued by Allstate New York (or its affiliates) to the same Contract owner during any calendar year will be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.


Tax Qualified Contracts

Contracts may be used as investments with certain qualified plans such as:

o Individual Retirement Annuities or Accounts (IRAs) under Section 408 of the Code; o Roth IRAs under Section 408A of the Code; o Simplified Employee Pension Plans under Section 408(k) of the Code; o Savings Incentive Match Plans for Employees (SIMPLE) Plans under Section 408(p) of the Code; o Tax Sheltered Annuities under Section 403(b) of the Code; o Corporate and Self Employed Pension and Profit Sharing Plans; and o State and Local Government and Tax-Exempt Organization Deferred Compensation Plans.

In the case of certain qualified plans, the terms of the plans may govern the right to benefits, regardless of the terms of the Contract.

Restrictions Under Section 403(b) Plans. Section 403(b) of the Tax Code provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any Contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only:

     1)   on or after the date of employee

          o    attains age 59 1/2,
          o    separates from service,
          o    dies,
          o    becomes disabled, or

     2) on account of hardship (earnings on salary reduction contributions may not be distributed on the account of hardship).

These limitations do not apply to withdrawals where Allstate New York is directed to transfer some or all of the Contract Value to another 403(b) plan.

Income Tax Withholding

Allstate New York is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Qualified Contracts, excluding IRAs, with the exception of:

     1)   required minimum distributions, or

     2) a series of substantially equal periodic payments made over a period of at least 10 years, or,

     3)   over the life (joint lives) of the participant (and beneficiary).

Allstate New York may be required to withhold federal and state income taxes on any distributions from non-Qualified Contracts or Qualified Contracts that are not eligible rollover distributions, unless you notify us of your election to not have taxes withheld.

PERFORMANCE INFORMATION

--------------------------------------------------------------------------------


We may advertise the performance of the Variable Sub-Accounts, including yield and total return information. Yield refers to the income generated by an investment in a Variable Sub-Account over a specified period. Total return represents the change, over a specified period of time, in the value of an investment in a Variable Sub-Account after reinvesting all income distributions.

 All performance advertisements will include, as applicable, standardized yield and total return figures that reflect the deduction of insurance charges, the contract maintenance charge, and withdrawal charge. Performance advertisements also may include total return figures that reflect the deduction of insurance charges, but not the contract maintenance or withdrawal charges. The deduction of such charges would reduce the performance shown. In addition, performance advertisements may include aggregate, average, year-by-year, or other types of total return figures.

Performance information for periods prior to the inception date of the Variable Sub-Accounts will be based on the historical performance of the corresponding Portfolios for the periods beginning with the inception dates of the Portfolios and adjusted to reflect current Contract expenses. You should not interpret these figures to reflect actual historical performance of the variable account.

We may include in advertising and sales materials tax deferred compounding charts and other hypothetical illustrations that compare currently taxable and tax deferred investment programs based on selected tax brackets. Our advertisements also may compare the performance of our Variable Sub-Accounts with: (a) certain unmanaged market indices, including but not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, and the Shearson Lehman Bond Index; and/or (b) other management investment companies with investment objectives similar to the underlying funds being compared. In addition, our advertisements may include the performance ranking assigned by various publications, including the Wall Street Journal, Forbes, Fortune, Money, Barron's, Business Week, USA Today, and statistical services, including Lipper Analytical Services Mutual Fund Survey, Lipper Annuity and Closed End Survey, the Variable Annuity Research Data Survey, and SEI.

                                   APPENDIX A
            Accumulation Unit Value and Number of Accumulation Units Outstanding for Each Variable Sub-Account Since Inception
                                  Basic Policy


           For the Years Beginning January 1* and Ending December 31:

VARIABLE SUB-ACCOUNTS                              1991        1992        1993        1994
---------------------                              ----        ----        ----        ----

MONEY MARKET
Accumulation Unit Value, Beginning of Period       $10.452     $10.549     $10.765     $10.913
Accumulation Unit Value, End of Period             $10.549     $10.765     $10.913     $11.178
Number of Units Outstanding, End of Period         70,118      402,184     396,727     1,084,005
QUALITY INCOME PLUS
Accumulation Unit Value, Beginning of Period       $11.509     $12.163     $12.993     $14.487
Accumulation Unit Value, End of Period             $12.163     $12.993     $14.487     $13.344
Number of Units Outstanding, End of Period         64,174      524,450     2,173,013   2,144,417
HIGH YIELD
Accumulation Unit Value, Beginning of Period       $13.028     $13.982     $16.336     $20.022
Accumulation Unit Value, End of Period             $13.982     $16.336     $20.022     $19.264
Number of Units Outstanding, End of Period         1,622       15,225      159,150     239,258
UTILITIES
Accumulation Unit Value, Beginning of Period       $11.382     $12.454     $13.840     $15.798
Accumulation Unit Value, End of Period             $12.454     $13.840     $15.798     $14.180
Number of Units Outstanding, End of Period         36,552      404,297     1,563,593   1,409,729
INCOME BUILDER
Accumulation Unit Value, Beginning of Period       --          --          --          --
Accumulation Unit Value, End of Period             --          --          --          --
Number of Units Outstanding, End of Period         --          --          --          --
DIVIDEND GROWTH
Accumulation Unit Value, Beginning of Period       $13.135     $13.911     $14.844     $16.746
Accumulation Unit Value, End of Period             $13.911     $14.844     $16.746     $15.981
Number of Units Outstanding, End of Period         78,758      512,298     1,676,673   2,186,642
CAPITAL GROWTH
Accumulation Unit Value, Beginning of Period       $10.930     $12.697     $12.731     $11.682
Accumulation Unit Value, End of Period             $12.697     $12.731     $11.682     $11.379
Number of Units Outstanding, End of Period         26,084      143,626     231,320     227,347
GLOBAL DIVIDEND GROWTH
Accumulation Unit Value, Beginning of Period       --          --          --          $10.000
Accumulation Unit Value, End of Period             --          --          --          $9.912
Number of Units Outstanding, End of Period         --          --          --          676,049
EUROPEAN GROWTH
Accumulation Unit Value, Beginning of Period       $9.805      $10.020     $10.280     $14.290
Accumulation Unit Value, End of Period             $10.020     $10.280     $14.290     $15.278
Number of Units Outstanding, End of Period         3,234       54,287      291,085     549,696
PACIFIC GROWTH
Accumulation Unit Value, Beginning of Period       --          --          --          $10.000
Accumulation Unit Value, End of Period             --          --          --          $9.221
Number of Units Outstanding, End of Period         --          --          --          426,544
EQUITY
Accumulation Unit Value, Beginning of Period       $14.658     $16.799     $16.599     $19.604
Accumulation Unit Value, End of Period             $16.799     $16.599     $19.604     $18.392
Number of Units Outstanding, End of Period         9,016       63,933      346,339     515,289
STRATEGIST
Accumulation Unit Value, Beginning of Period       $12.437     $13.266     $14.035     $15.286
Accumulation Unit Value, End of Period             $13.266     $14.035     $15.286     $15.675
Number of Units Outstanding, End of Period         14,159      547,208     1,529,877   1,862,227
COMPETIVE EDGE "BEST IDEAS"
Accumulation Unit Value, Beginning of Period       --          --          --          --
Accumulation Unit Value, End of Period             --          --          --          --
Number of Units Outstanding, End of Period         --          --          --          --
S&P 500 INDEX
Accumulation Unit Value, Beginning of Period       --          --          --          --
Accumulation Unit Value, End of Period             --          --          --          --
Number of Units Outstanding, End of Period         --          --          --          --
INTERNATIONAL MAGNUM
Accumulation Unit Value, Beginning of Period       --          --          --          --
Accumulation Unit Value, End of Period             --          --          --          --
Number of Units Outstanding, End of Period         --          --          --          --
EMERGING EQUITY MARKETS
Accumulation Unit Value, Beginning of Period       --          --          --          --
Accumulation Unit Value, End of Period             --          --          --          --
Number of Units Outstanding, End of Period         --          --          --          --
EQUITY GROWTH
Accumulation Unit Value, Beginning of Period       --          --          --          --
Accumulation Unit Value, End of Period             --          --          --          --
Number of Units Outstanding, End of Period         --          --          --          --
U.S. REAL ESTATE
Accumulation Unit Value, Beginning of Period       --          --          --          --
Accumulation Unit Value, End of Period             --          --          --          --
Number of Units Outstanding, End of Period         --          --          --          --
EMERGING GROWTH
Accumulation Unit Value, Beginning of Period       --          --          --          --
Accumulation Unit Value, End of Period             --          --          --          --
Number of Units Outstanding, End of Period         --          --          --          --


VARIABLE SUB-ACCOUNTS                              1995        1996        1997        1998
---------------------                              ----        ----        ----        ----

MONEY MARKET
Accumulation Unit Value, Beginning of Period       $11.178     $11.653     $12.084     $12.546
Accumulation Unit Value, End of Period             $11.653     $12.084     $12.546     $13.019
Number of Units Outstanding, End of Period         975,338     1,246,476   1,168,562   1,389,866
QUALITY INCOME PLUS
Accumulation Unit Value, Beginning of Period       $13.344     $16.373     $16.404     $17.983
Accumulation Unit Value, End of Period             $16.373     $16.404     $17.983     $19.202
Number of Units Outstanding, End of Period         2,100,915   1,859,637   1,668,020   1,525,824
HIGH YIELD
Accumulation Unit Value, Beginning of Period       $19.264     $21.859     $24.148     $26.652
Accumulation Unit Value, End of Period             $21.859     $24.148     $26.652     $24.664
Number of Units Outstanding, End of Period         323,251     404,887     438,022     414,807
UTILITIES
Accumulation Unit Value, Beginning of Period       $14.180     $17.999     $19.298     $24.208
Accumulation Unit Value, End of Period             $17.999     $19.298     $24.208     $29.418
Number of Units Outstanding, End of Period         1,361,709   1,230,293   1,061,445   908,502
INCOME BUILDER
Accumulation Unit Value, Beginning of Period       --          --          $10.000     $12.084
Accumulation Unit Value, End of Period             --          --          $12.084     $12.305
Number of Units Outstanding, End of Period         --          --          136,370     190,010
DIVIDEND GROWTH
Accumulation Unit Value, Beginning of Period       $15.981     $21.505     $26.298     $32.590
Accumulation Unit Value, End of Period             $21.505     $26.298     $32.590     $36.704
Number of Units Outstanding, End of Period         2,355,001   2,615,339   2,609,873   2,327,279
CAPITAL GROWTH
Accumulation Unit Value, Beginning of Period       $11.379     $14.923     $16.421     $20.177
Accumulation Unit Value, End of Period             $14.923     $16.421     $20.177     $23.784
Number of Units Outstanding, End of Period         218,192     251,179     280,082     242,238
GLOBAL DIVIDEND GROWTH
Accumulation Unit Value, Beginning of Period       $9.912      $11.935     $13.845     $15.304
Accumulation Unit Value, End of Period             $11.935     $13.845     $15.304     $16.991
Number of Units Outstanding, End of Period         839,928     1,174,153   1,363,172   1,190,091
EUROPEAN GROWTH
Accumulation Unit Value, Beginning of Period       $15.278     $18.976     $24.335     $27.870
Accumulation Unit Value, End of Period             $18.976     $24.335     $27.870     $34.086
Number of Units Outstanding, End of Period         576,522     693,859     716,444     663,125
PACIFIC GROWTH
Accumulation Unit Value, Beginning of Period       $9.221      $9.619      $9.858      $6.059
Accumulation Unit Value, End of Period             $9.619      $9.858      $6.059      $5.356
Number of Units Outstanding, End of Period         578,970     830,820     702,114     597,324
EQUITY
Accumulation Unit Value, Beginning of Period       $18.392     $25.864     $28.699     $38.873
Accumulation Unit Value, End of Period             $25.864     $28.669     $38.873     $50.031
Number of Units Outstanding, End of Period         593,398     766,587     853,934     787,316
STRATEGIST
Accumulation Unit Value, Beginning of Period       $15.675     $16.919     $19.199     $21.540
Accumulation Unit Value, End of Period             $16.919     $19.199     $21.540     $26.881
Number of Units Outstanding, End of Period         1,739,991   1,559,143   1,549,369   1,369,504
COMPETIVE EDGE "BEST IDEAS"
Accumulation Unit Value, Beginning of Period       --          --          --          $10.000
Accumulation Unit Value, End of Period             --          --          --          $ 9.728
Number of Units Outstanding, End of Period         --          --          --           63,948
S&P 500 INDEX
Accumulation Unit Value, Beginning of Period       --          --          --          $10.000
Accumulation Unit Value, End of Period             --          --          --          $11.126
Number of Units Outstanding, End of Period         --          --          --          113,985
INTERNATIONAL MAGNUM
Accumulation Unit Value, Beginning of Period       --          --          --          $10.693
Accumulation Unit Value, End of Period             --          --          --          $ 9.790
Number of Units Outstanding, End of Period         --          --          --            1,965
EMERGING EQUITY MARKETS
Accumulation Unit Value, Beginning of Period       --          --          --          $ 9.235
Accumulation Unit Value, End of Period             --          --          --          $ 7.102
Number of Units Outstanding, End of Period         --          --          --            4,781
EQUITY GROWTH
Accumulation Unit Value, Beginning of Period       --          --          --          $ 9.675
Accumulation Unit Value, End of Period             --          --          --          $10.104
Number of Units Outstanding, End of Period         --          --          --           11,850
U.S. REAL ESTATE
Accumulation Unit Value, Beginning of Period       --          --          --          $10.000
Accumulation Unit Value, End of Period             --          --          --          $ 9.062
Number of Units Outstanding, End of Period         --          --          --            3,814
EMERGING GROWTH
Accumulation Unit Value, Beginning of Period       --          --          --          $10.061
Accumulation Unit Value, End of Period             --          --          --          $11.997
Number of Units Outstanding, End of Period         --          --          --            6,929


[Need to add other Variable-Sub-Accounts.]

     * All Variable Sub-Accounts commenced operations on September 24, 1991, except for the Global Dividend Growth, Pacific Growth, and Income Builder Variable Sub-Accounts. The Global Dividend Growth and Pacific Growth Variable Sub-Accounts commenced operations on February 23, 1994. The Income Builder Variable Sub-Account commenced operations on January 21, 1997. No Accumulation Unit Values are shown for the Short Term Bond and Aggressive Equity Variable Sub-Accounts, which commenced operations as of the date of this prospectus. The Accumulation Unit Value for each of these Variable Sub-Accounts was initially set at $10.000. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.25% and an administrative expense charge of .10%.

            Accumulation Unit Value and Number of Accumulation Units Outstanding for Each Variable Sub-Account Since Inception

               Basic Policy plus Performance Death Benefit Option


For the Years Beginning January 1* and Ending
December 31

VARIABLE SUB-ACCOUNTS                             1998

MONEY MARKET
Accumulation Unit Value, Beginning of Period     $12.631
Accumulation Unit Value, End of Period           $12.966
Number of Units Outstanding, End of Period       130,051
QUALITY INCOME PLUS
Accumulation Unit Value, Beginning of Period     $18.349
Accumulation Unit Value, End of Period           $19.200
Number of Units Outstanding, End of Period       103,509
HIGH YIELD
Accumulation Unit Value, Beginning of Period     $27.458
Accumulation Unit Value, End of Period           $24.563
Number of Units Outstanding, End of Period        21,995
UTILITIES
Accumulation Unit Value, Beginning of Period     $26.684
Accumulation Unit Value, End of Period           $29.438
Number of Units Outstanding, End of Period        72,041
INCOME BUILDER
Accumulation Unit Value, Beginning of Period     $12.810
Accumulation Unit Value, End of Period           $12.274
Number of Units Outstanding, End of Period        49,705
DIVIDEND GROWTH
Accumulation Unit Value, Beginning of Period     $36.421
Accumulation Unit Value, End of Period           $36.593
Number of Units Outstanding, End of Period       182,674
CAPITAL GROWTH
Accumulation Unit Value, Beginning of Period     $23.637
Accumulation Unit Value, End of Period           $23.717
Number of Units Outstanding, End of Period        20,048
GLOBAL DIVIDEND GROWTH
Accumulation Unit Value, Beginning of Period     $16.834
Accumulation Unit Value, End of Period           $16.921
Number of Units Outstanding, End of Period        56,210
EUROPEAN GROWTH
Accumulation Unit Value, Beginning of Period     $27.792
Accumulation Unit Value, End of Period           $33.946
Number of Units Outstanding, End of Period        44,690
PACIFIC GROWTH
Accumulation Unit Value, Beginning of Period     $5.891
Accumulation Unit Value, End of Period           $5.334
Number of Units Outstanding, End of Period       22,126
EQUITY
Accumulation Unit Value, Beginning of Period     $44.767
Accumulation Unit Value, End of Period           $49.825
Number of Units Outstanding, End of Period        62,510
STRATEGIST
Accumulation Unit Value, Beginning of Period     $24.055
Accumulation Unit Value, End of Period           $26.783
Number of Units Outstanding, End of Period        69,514
COMPETIVE EDGE "BEST IDEAS"
Accumulation Unit Value, Beginning of Period     $10.000
Accumulation Unit Value, End of Period           $ 9.720
Number of Units Outstanding, End of Period        58,600
S&P 500 INDEX
Accumulation Unit Value, Beginning of Period     $10.000
Accumulation Unit Value, End of Period           $11.117
Number of Units Outstanding, End of Period        88,089
INTERNATIONAL MAGNUM
Accumulation Unit Value, Beginning of Period     $10.690
Accumulation Unit Value, End of Period           $ 9.780
Number of Units Outstanding, End of Period         9,699
EMERGING EQUITY MARKETS
Accumulation Unit Value, Beginning of Period     $ 9.233
Accumulation Unit Value, End of Period           $ 7.095
Number of Units Outstanding, End of Period         4,231
EQUITY GROWTH
Accumulation Unit Value, Beginning of Period     $ 9.673
Accumulation Unit Value, End of Period           $10.094
Number of Units Outstanding, End of Period        19,988
U.S. REAL ESTATE
Accumulation Unit Value, Beginning of Period     $10.000
Accumulation Unit Value, End of Period           $ 9.054
Number of Units Outstanding, End of Period         1,973
EMERGING GROWTH
Accumulation Unit Value, Beginning of Period     $10.058
Accumulation Unit Value, End of Period           $11.985
Number of Units Outstanding, End of Period        12,001









[Need to add other Variable Sub-Accounts]

* The Performance Death Benefit Option was made available for the Contracts on April 6, 1998. The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.38% and an administrative expense charge of 0.10%.

                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS

Description                                                      Page

Additions, Deletions or Substitutions of Investments
The Contract
        Purchase of Contract
        Tax-free Exchanges (1035 Exchanges, Rollovers and
             Transfers)
Performance Information
Calculation of Accumulation Unit Values
Calculation of Variable Income Payments
General Matters
        Incontestability
        Settlements
        Safekeeping of the Variable Account's Assets
        Premium Taxes
        Tax Reserves
Federal Tax Matters
Qualified Plans
Experts
Financial Statements



                 -----------------------------------------------




This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. We do not authorize anyone to provide any information or representations regarding the offering described in this prospectus other than as contained in this prospectus.

                                    ALLSTATE
                               VARIABLE ANNUITY II


Allstate Life Insurance Company of New York  Statement of Additional Information
Allstate Life of New York                                      dated May 1, 1999
Variable Annuity Account II
One Allstate Drive
Farmingville, NY 11738
1 (800) 256 - 9392


This Statement of Additional Information supplements the information in the prospectus for the Allstate Variable Annuity II Contract that we offer. This Statement of Additional Information is not a prospectus. You should read it with the prospectus, dated May 1, 1999, for each form of Contract. You may obtain a prospectus by calling or writing your Morgan Stanley Dean Witter financial representative.

Except as otherwise noted, this Statement of Additional Information uses the same defined terms as the prospectus for the Allstate Variable Annuity II Contract that we offer.



                                TABLE OF CONTENTS

            Description                                               Page

            Additions, Deletions or Substitutions of Investments
            The Contract
                    Purchases of Contract
                    Tax-free Exchanges (1035 Exchanges, Rollovers and
                          Transfers)
            Performance Information
            Calculation of Accumulation Unit Values
            Calculation of Variable Income Payments
            General Matters
                    Incontestability
                    Settlements
                    Safekeeping of the Variable Account's Assets
                    Premium Taxes
                    Tax Reserves
            Federal Tax Matters
            Qualified Plans
            Experts
            Financial Statements

ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

--------------------------------------------------------------------------------


We may add,  delete,  or substitute  the  Portfolio  shares held by any Variable
Sub-Account to the extent the law permits. We may substitute shares of any Portfolio with those of another Portfolio of the same or different mutual Portfolio if the shares of the Portfolio are no longer available for investment, or if we believe investment in any Portfolio would become inappropriate in view of the purposes of the Variable Account.

We will not substitute shares attributable to a Contract owner's interest in a Variable Sub-Account until we have notified the Contract owner of the change, and until the Securities and Exchange Commission has approved the change, to the extent such notification and approval are required by law. Nothing contained in this Statement of Additional Information shall prevent the Variable Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by Contract owners.

We also may establish additional Variable Sub-Accounts or series of Variable Sub-Accounts. Each additional Variable Sub-Account would purchase shares in a new Portfolio of the same or different mutual fund. We may establish new Variable Sub-Accounts when we believe marketing needs or investment conditions warrant. We determine the basis on which we will offer any new Variable Sub-Accounts in conjunction with the Contract to existing Contract owners. We may eliminate one or more Variable Sub-Accounts if, in our sole discretion, marketing, tax or investment conditions so warrant.

We may, by appropriate endorsement, change the Contract as we believe necessary or appropriate to reflect any substitution or change in the Portfolios. If we believe the best interests of persons having voting rights under the Contracts would be served, we may operate the Variable Account as a management company under the Investment Company Act of 1940 or we may withdraw its registration under such Act if such registration is no longer required.

THE CONTRACT

--------------------------------------------------------------------------------


The Contract is primarily designed to aid individuals in long-term financial planning. You can use it for retirement planning regardless of whether the retirement plan qualifies for special federal income tax treatment.


PURCHASES

Dean Witter Reynolds, Inc., is the principal underwriter and distributor of the Contracts. The offering of the Contracts is continuous. We do not anticipate discontinuing the offering of the Contracts, but we reserve the right to do so at any time.


TAX-FREE EXCHANGES (1035 EXCHANGES, ROLLOVERS AND TRANSFERS)

We accept purchase payments that are the proceeds of a Contract in a transaction qualifying for a tax-free exchange under Section 1035 of the Internal Revenue Code ("Code"). Except as required by federal law in calculating the basis of the Contract, we do not differentiate between Section 1035 purchase payments and non-Section 1035 purchase payments.

We also accept "rollovers" and transfers from Contracts qualifying as tax-sheltered annuities ("TSAs"), individual retirement annuities or accounts ("IRAs"), or any other Qualified Contract that is eligible to "rollover" into an IRA. We differentiate among non-Qualified Contracts, TSAs, IRAs and other Qualified Contracts to the extent necessary to comply with federal tax laws. For example, we restrict the assignment, transfer, or pledge of TSAs and IRAs so the Contracts will continue to qualify for special tax treatment. A Contract owner contemplating any such exchange, rollover or transfer of a Contract should contact a competent tax adviser with respect to the potential effects of such a transaction.

PERFORMANCE INFORMATION

--------------------------------------------------------------------------------

From time to time we may advertise the "standardized," "non-standardized," and "adjusted historical" total returns of the Variable Sub-Accounts, as described below. Please remember that past performance is not an estimate or guarantee of future performance and does not necessarily represent the actual experience of amounts invested by a particular Contract owner.


STANDARDIZED TOTAL RETURNS

A Variable Sub-Account's standardized total return represents the average annual total return of that Sub-Account over a particular period. We compute standardized total return by finding the annual percentage rate that, when compounded annually, will accumulate a hypothetical $1,000 purchase payment to the redeemable value at the end of the one, five or ten year period, or for a period from the date of commencement of the Variable Sub-Account's operations, if shorter than any of the foregoing. We use the following formula prescribed by the SEC for computing standardized total return:

                               1000(1 + T)n = ERV

where:

        T      =      average annual total return

        ERV    =      ending redeemable value of a hypothetical $1,000 payment
                      made at the beginning of 1, 5, or 10 year periods or shorter period

        n      =      number of years in the period

        1000   =      hypothetical $1,000 investment


When factoring in the withdrawal charge assessed upon redemption, we exclude the Free Withdrawal Amount, which is the amount you can withdraw from the Contract without paying a withdrawal charge. We also use the withdrawal charge that would apply upon redemption at the end of each period. Thus, for example, when factoring in the withdrawal charge for a one year standardized total return calculation, we would use the withdrawal charge that applies to a withdrawal of a purchase payment made one year prior.

When factoring in the contract maintenance charge, we pro rate the charge by dividing (i) the contract maintenance charge by (ii) the average contract size of $47,319. We then multiply the resulting percentage by a hypothetical $1,000 investment.

The standardized total returns for the Variable Sub-Accounts available under each form of Contract for the periods ended December 31, 1998 are set out below. No standardized total returns are shown for Money Market Variable Sub-Account. In addition, no standardized total returns are shown of the Short-Term Bond and Aggressive Equity Variable Sub-Accounts, which commenced operations as of the date of this Statement of Additional Information.

                (WITHOUT THE OPTIONAL PERFORMANCE DEATH BENEFIT)


                                                         10 Years or
Variable Sub-Account      One Year       Five Years    Since Inception*
                      -------------------------------------------------

High Yield                -11.77%           4.06%           9.13%
Equity                     24.39%          20.48%          18.35%
Quality Income Plus        2.90%            5.69%           7.30%
Strategist                 20.54%          11.80%          11.14%
Dividend Growth            8.43%           16.88%          15.15%
Utilities                  17.79%          13.19%          13.98%
European Growth            17.99%          18.86%          18.65%
Capital Growth             13.72%          15.16%          11.25%
Pacific Growth            -15.91%            N/A          -12.73%
Global Dividend            6.71%             N/A           11.25%
Growth
Income Builder             -2.48%            N/A            9.22%
Equity Growth               N/A              N/A           -1.16%
International Magnum        N/A              N/A          -20.97%
Emerging Markets            N/A              N/A          -41.40%
Equity
Emerging Growth             N/A              N/A           23.62%
U.S. Real Estate            N/A              N/A          -22.35%
Competitive Edge            N/A              N/A          -12.38%
("Best Ideas")
S&P 500 Index               N/A              N/A            9.99%




                  (WITH THE OPTIONAL PERFORMANCE DEATH BENEFIT)



                                                         10 Years or
Variable Sub-Account         One Year     Five Years   Since Inception**
                             ----------------------------------------

High Yield                    -11.89%       3.92%           8.98%
Equity                        24.22%        20.32%         18.20%
Quality Income Plus            2.76%         5.55%          7.16%
Strategist                    20.38%        11.65%         10.99%
Dividend Growth                8.29%        16.72%         15.00%
Utilities                     17.63%        13.04%         13.83%
European Growth               17.83%        18.70%         18.50%
Capital Growth                13.56%        15.01%         11.11%
Pacific Growth                -16.03%        N/A          -12.85%
Global Dividend Growth         6.57%         N/A           11.11%
Income Builder                -2.62%         N/A            9.07%
Equity Growth                   N/A          N/A           -1.30%
International Magnum            N/A          N/A          -21.07%
Emerging Markets Equity         N/A          N/A          -41.48%
Emerging Growth                 N/A          N/A           23.46%
U.S. Real Estate                N/A          N/A          -22.46%
Competitive Edge ("Best         N/A          N/A          -12.50%
Ideas")
S&P 500 Index                   N/A          N/A            9.84%



* All Variable Sub-Accounts commenced operation on September 24, 1991 except as follows: the Global Dividend Growth and Pacific Growth Variable Sub-Accounts commenced operation on February 23, 1994; the Income Builder Variable Sub-Accounts commenced operation on January 21, 1997; the Equity Growth, International Magnum, Emerging Markets Equity, and Emerging Growth Variable Sub-Accounts commenced operation on March 16, 1998; and the S&P 500 Index, Competitive Edge ("Best Ideas") and U.S. Real Estate Variable Sub-Accounts commenced operations of May 18, 1998.

** Contracts with the optional Performance Death Benefit provision first became available for all Variable Sub-Accounts then in existence on April 3, 1998, and for all others, at each Variable Sub-Account's inception. The performance figures for periods prior to the availability of this feature have been adjusted to reflect the charge under the Contracts that would have applied had the feature been available during those periods.


NON-STANDARDIZED TOTAL RETURNS

From time to time, we also may quote average annual total returns that do not reflect the withdrawal charge. We calculate these "non-standardized total returns" in exactly the same way as the standardized total returns described above, except that we replace the ending redeemable value of the hypothetical account for the period with an ending redeemable value for the period that does not take into account any charges on amounts surrendered.

In addition, we may advertise the total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations would not reflect deductions for withdrawal charges which may be imposed on the Contracts which, if reflected, would reduce the performance quoted. The formula for computing such total return quotations involves a per unit change calculation. This calculation is based on the Accumulation Unit Value at the end of the defined period divided by the Accumulation Unit Value at the beginning of such period, minus 1. The periods included in such advertisements are "year-to- date" (prior calendar year end to the day of the advertisement); "year to most recent quarter" (prior calendar year end to the end of the most recent quarter); "the prior calendar year"; " 'n' most recent Calendar Years"; and "Inception (commencement of the Variable Sub-Account's operation) to date" (day of the advertisement).

The non-standardized total returns for the Variable Sub-Accounts for the periods ended December 31, 1998 are set out below. Non-standardized total returns are not shown for the Money Market Variable Sub-Account. In addition, non-standardized total returns are not shown of the Short-Term Bond and Aggressive Equity Variable Sub-Accounts, which commenced operations as of the date of this Statement of Additional Information. Contracts with the optional Performance Death Benefit provision first became available for all Variable Sub-Accounts then in existence on April 3, 1998, and for all others, at each Variable Sub-Account's inception. The performance figures for periods prior to the availability of this feature have been adjusted to reflect the charge under the Contracts that would have applied had the feature been available during those periods.

The inception date for each of the Variable Sub-Accounts is included in the footnotes following the Standardized Total Return tables provided above.



                (WITHOUT THE OPTIONAL PERFORMANCE DEATH BENEFIT)


                                                         10 Years or
Variable Sub-Account        One Year     Five Years    Since Inception
                          ---------------------------------------------

High Yield                   -7.46%         4.26%           9.17%
Equity                       28.70%        20.61%          18.38%
Quality Income Plus          7.21%          5.88%           7.35%
Strategist                   24.85%        11.96%          11.18%
Dividend Growth              12.75%        17.02%          15.19%
Utilities                    22.10%        13.35%          14.02%
European Growth              22.30%        18.99%          18.68%
Capital Growth               18.03%        15.31%          11.30%
Pacific Growth              -11.60%          N/A          -12.06%
Global Dividend Growth       11.02%          N/A           11.53%
Income Builder               1.83%           N/A           11.27%
Equity Growth                 N/A            N/A            7.23%
International Magnum          N/A            N/A          -13.22%
Emerging Markets Equity       N/A            N/A          -34.45%
Emerging Growth               N/A            N/A           32.72%
U.S. Real Estate              N/A            N/A          -14.65%
Competitive Edge ("Best       N/A            N/A           -4.34%
Ideas")
S&P 500 Index                 N/A            N/A           18.72%




                  (WITH THE OPTIONAL PERFORMANCE DEATH BENEFIT)


                                                         10 Years or
Variable Sub-Account        One Year     Five Years    Since Inception
                          ---------------------------------------------

High Yield                   -7.58%         4.12%          -7.58%
Equity                       28.53%        20.45%          28.53%
Quality Income Plus          7.07%          5.75%           7.07%
Strategist                   24.69%        11.82%          24.69%
Dividend Growth              12.60%        16.87%          12.60%
Utilities                    21.94%        13.20%          21.94%
European Growth              22.14%        18.84%          22.14%
Capital Growth               17.88%        15.16%          17.88%
Pacific Growth              -11.72%          N/A          -12.17%
Global Dividend Growth       10.88%          N/A           11.39%
Income Builder               1.70%           N/A           11.12%
Equity Growth                 N/A            N/A            7.09%
International Magnum          N/A            N/A          -13.33%
Emerging Markets Equity       N/A            N/A          -34.53%
Emerging Growth               N/A            N/A           32.55%
U.S. Real Estate              N/A            N/A          -14.76%
Competitive Edge ("Best       N/A            N/A           -4.46%
Ideas")
S&P 500 Index                 N/A            N/A           18.57%



ADJUSTED HISTORICAL TOTAL RETURNS

We may advertise the total return for periods prior to the date that the Variable Sub-Accounts commenced operations. We will calculate such "adjusted historical total returns" using the historical performance of the underlying
Portfolios and adjusting such performance to reflect the current level of charges that apply to the Variable Sub-Accounts under the Contract as well as the contract maintenance charge, but not the withdrawal charge.

The adjusted historical total returns for the Variable Sub-Accounts for the periods ended December 31, 1998 are set out below. No adjusted historical total returns are shown for the Money Market Variable Sub-Account. In addition, no adjusted historical total returns are shown for the portfolios corresponding to the Short-Term Bond and Aggressive Equity Variable Sub-Accounts, as each portfolio commenced operations as of the date of this Statement of Additional Information. Where the returns included in the following tables give effect to the optional Performance Death Benefit, the performance figures have been adjusted to reflect the current charge for the feature as if that feature had been available throughout the periods shown. The inception date for each of the Variable Sub-Accounts is included in the footnotes following the Standardized Total Return tables provided above.

The following list provides the inception date for the Portfolio corresponding to each of the Variable Sub-Accounts included in the tables.



Variable Sub-Account                   Inception Date
                                       of
                                       Corresponding
                                         Portfolio

High Yield                             March 9, 1984
Equity                                 March 9, 1984
Quality Income Plus                    March 1, 1987
Strategist                             March 1, 1987
Dividend Growth                        March 1, 1990
Utilities                              March 1, 1990
European Growth                        March 1, 1991
Capital Growth                         March 1, 1991
Pacific Growth                         February 24, 1994
Global Dividend Growth                 February 24, 1994
Income Builder                         January 21, 1997
Equity Growth                          January 2, 1997
International Magnum                   January 2, 1997
Emerging Markets Equity                October 1,1996
Emerging Growth                        July 3, 1995
U.S. Real Estate                       March 4, 1997
Competitive Edge ("Best Ideas")        May 18, 1998
S&P 500 Index                          May 18, 1998



                (WITHOUT THE OPTIONAL PERFORMANCE DEATH BENEFIT)



                                                         10 Years or
Variable Sub-Account         One Year     Five Years   Since Inception
                           --------------------------------------------

High Yield                   -11.77%        4.06%           5.51%
Equity                        24.39%        20.48%         17.91%
Quality Income Plus           2.90%         5.69%           8.04%
Strategist                    20.54%        11.80%         10.83%
Dividend Growth               8.43%         16.88%         13.34%
Utilities                     17.79%        13.19%         12.84%
European Growth               17.99%        18.86%         16.90%
Capital Growth                13.72%        15.16%         11.66%
Pacific Growth               -15.91%         N/A          -12.73%
Global Dividend Growth        6.71%          N/A           11.25%
Income Builder                -2.48%         N/A            9.22%
Equity Growth                 13.38%         N/A           22.61%
International Magnum          3.19%          N/A            4.63%
Emerging Markets Equity      -29.51%         N/A          -15.45%
Emerging Growth               31.40%         N/A           24.14%
U.S. Real Estate             -16.37%         N/A           -0.97%
Competitive Edge ("Best        N/A           N/A          -12.38%
Ideas")
S&P 500 Index                  N/A           N/A            9.99%




                  (WITH THE OPTIONAL PERFORMANCE DEATH BENEFIT)



                                                         10 Years or
Variable Sub-Account       One Year      Five Years    Since Inception
                        -----------------------------------------------

High Yield                 -11.89%          3.92%           5.44%
Equity                      24.22%         20.32%          17.84%
Quality Income Plus         2.76%           5.55%           7.97%
Strategist                  20.38%         11.65%          10.75%
Dividend Growth             8.29%          16.72%          17.04%
Utilities                   17.63%         13.04%          13.97%
European Growth             17.83%         18.70%          16.74%
Capital Growth              13.56%         15.01%          11.52%
Pacific Growth             -16.03%           N/A          -12.85%
Global Dividend Growth      6.57%            N/A           11.11%
Income Builder              -2.62%           N/A            9.07%
Equity Growth               13.23%           N/A           22.44%
International Magnum        3.05%            N/A            4.49%
Emerging Markets Equity    -29.61%           N/A          -15.56%
Emerging Growth             31.23%           N/A           23.98%
U.S. Real Estate           -16.48%           N/A           -1.10%
Competitive Edge             N/A             N/A          -12.50%
("Best Ideas")
S&P 500 Index                N/A             N/A            9.84%

Calculation of Accumulation Unit Values

--------------------------------------------------------------------------------


The value of Accumulation Units will change each Valuation Period according to the investment performance of the Portfolio shares purchased by each Variable Sub-Account and the deduction of certain expenses and charges. A "Valuation Period" is the period from the end of one Valuation Date and continues to the end of the next Valuation Date. A Valuation Date ends at the close of regular trading on the New York Stock Exchange (currently 3:00 p.m. Central Time).

The Accumulation Unit Value of a Variable Sub-Account for any Valuation Period equals the Accumulation Unit Value as of the immediately preceding Valuation Period, multiplied by the Net Investment Factor (described below) for that Variable Sub-Account for the current Valuation Period.


NET INVESTMENT FACTOR

The Net Investment Factor for a Valuation Period is a number representing the change, since the last Valuation Period, in the value of Variable Sub-Account assets per Accumulation Unit due to investment income, realized or unrealized capital gain or loss, deductions for taxes, if any, and deductions for the mortality and expense risk charge and administrative expense charge. We determine the Net Investment Factor for each Variable Sub-Account for any Valuation Period by dividing (A) by (B) and subtracting (C) from the result, where:

     (A) is the sum of:

             (1) the net asset value per share of the Portfolio underlying the Variable Sub-Account determined at the end of the current Valuation Period; plus,

             (2)  the  per  share   amount  of  any  dividend  or  capital  gain
             distributions  made  by  the  Portfolio   underlying  the  Variable
             Sub-Account during the current Valuation Period;

     (B) is the net asset value per share of the Portfolio underlying the Variable Sub-Account determined as of the end of the immediately preceding Valuation Period; and

     (C) is the annualized mortality and expense risk and administrative expense charges divided by 365 and then multiplied by the number of calendar days in the current Valuation Period.

CALCULATION OF VARIABLE INCOME PAYMENTS


--------------------------------------------------------------------------------


We calculate the amount of the first variable income payment under an Income Plan by applying the Contract Value allocated to each Variable Sub-Account less any applicable premium tax charge deducted at the time, to the income payment tables in the Contract. We divide the amount of the first variable annuity income payment by the Variable Sub-Account's then current Annuity Unit value to determine the number of annuity units ("Annuity Units") upon which later income payments will be based. To determine income payments after the first, we simply multiply the number of Annuity Units determined in this manner for each Variable Sub-Account by the then current Annuity Unit value ("Annuity Unit Value") for that Variable Sub-Account.


CALCULATION OF ANNUITY UNIT VALUES

Annuity Units in each Variable Sub-Account are valued separately and Annuity Unit Values will depend upon the investment experience of the particular Portfolio in which the Variable Sub-Account invests. We calculate the Annuity Unit Value for each Variable Sub-Account at the end of any Valuation Period by:

o multiplying the Annuity Unit Value at the end of the immediately preceding Valuation Period by the Variable Sub-Account's Net Investment Factor (described in the preceding section) for the Period; and then

o dividing the product by the sum of 1.0 plus the assumed investment rate for the Valuation Period.

    The assumed investment rate adjusts for the interest rate assumed in the income payment tables used to determine the dollar amount of the first variable income payment, and is at an effective annual rate which is disclosed in the Contract.

    We determine the amount of the first variable income payment paid under an Income Plan using the income payment tables set out in the Contracts. The Contracts include tables that differentiate on the basis of sex, except in states that require the use of unisex tables.

GENERAL MATTERS

--------------------------------------------------------------------------------


INCONTESTABILITY

We will not contest the Contract after we issue it.


SETTLEMENTS

The Contract must be returned to us prior to any settlement. We must receive due proof of the Contract owner(s) death (or Annuitant's death if there is a non-natural Contract owner) before we will settle a death claim.


SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

We hold title to the assets of the Variable Account. We keep the assets physically segregated and separate and apart from our general corporate assets. We maintain records of all purchases and redemptions of the Portfolio shares held by each of the Variable Sub-Accounts.

The Portfolios do not issue stock certificates. Therefore, we hold the Variable Account's assets in open account in lieu of stock certificates. See the Portfolios' prospectuses for a more complete description of the custodian of the Portfolios.


PREMIUM TAXES

Applicable premium tax rates depend on the Contract owner's state of residency and the insurance laws and our status in those states where premium taxes are incurred. Premium tax rates may be changed by legislation, administrative interpretations, or judicial acts.


TAX RESERVES

We do not establish capital gains tax reserves for any Variable Sub-Account nor do we deduct charges for tax reserves because we believe that capital gains attributable to the Variable Account will not be taxable. However, we reserve the right to deduct charges to establish tax reserves for potential taxes on realized or unrealized capital gains.

FEDERAL TAX MATTERS

--------------------------------------------------------------------------------


THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. WE MAKE NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on the individual circumstances of each person. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.


TAXATION OF ALLSTATE NEW YORK LIFE INSURANCE COMPANY

Allstate New York is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code. Since the Variable Account is not an entity separate from Allstate New York, and its operations form a part of Allstate New York, it will not be taxed separately as a "Regulated Investment Company" under Subchapter M of the Code. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the contract. Under existing federal income tax law, Allstate New York believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the contract. Accordingly, Allstate New York does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore Allstate New York does not intend to make provisions for any such taxes. If Allstate New York is taxed on investment income or capital gains of the Variable Account, then Allstate New York may impose a charge against the Variable Account in order to make provision for such taxes.


EXCEPTIONS TO THE NON-NATURAL OWNER RULE

There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain qualified plans; (4) certain contracts used in connection with structured settlement agreements, and (5) contracts purchased with a single premium when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.


IRS REQUIRED DISTRIBUTION AT DEATH RULES

In order to be considered an annuity contract for federal income tax purposes, an annuity contract must provide: (1) if any owner dies on or after the annuity start date but before the entire interest in the contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the owner's death; (2) if any owner dies prior to the annuity start date, the entire interest in the contract will be distributed within five years after the date of the owner's death. These requirements are satisfied if any portion of the owner's interest which is payable to (or for the benefit of) a designated beneficiary is distributed over the life of such beneficiary (or over a period not extending beyond the life expectancy of the beneficiary) and the distributions begin within one year of the owner's death. If the owner's designated beneficiary is the surviving spouse of the owner, the contract may be continued with the surviving spouse as the new owner. If the owner of the contract is a non-natural person, then the annuitant will be treated as the owner for purposes of applying the distribution at death rules. In addition, a change in the annuitant on a contract owned by a non-natural person will be treated as the death of the owner.

QUALIFIED PLANS

--------------------------------------------------------------------------------


The Contract may be used with several types of qualified plans. The tax rules applicable to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Adverse tax consequences may result from excess contributions, premature distributions, distributions that do not conform to specified commencement and minimum distribution rules, excess distributions and in other circumstances. Contract owners and participants under the plan and annuitants and beneficiaries under the Contract may be subject to the terms and conditions of the plan regardless of the terms of the Contract.


INDIVIDUAL RETIREMENT ANNUITIES

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified plans may be "rolled over" on a tax-deferred basis into an Individual Retirement Annuity. An IRA generally may not provide life insurance, but it may provide a death benefit that equals the greater of the premiums paid and the Contract's Cash Value. The Contract provides a death benefit that in certain circumstances may exceed the greater of the payments and the Contract Value. It is possible that the death benefit could be viewed as violating the prohibition on investment in life insurance contracts with the result that the Contract would not be viewed as satisfying the requirements of an IRA.


ROTH INDIVIDUAL RETIREMENT ANNUITIES

Section 408A of the Code permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. "Qualified distributions" from Roth Individual Retirement Annuities are not includible in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to the Roth Individual Retirement Annuity, and which are made on or after the date the individual attains age 59 1/2, made to a beneficiary after the owner's death, attributable to the owner being disabled or for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000). "Nonqualified distributions" are treated as made from contributions first and are includible in gross income to the extent such distributions exceed the contributions made to the Roth
Individual Retirement Annuity. The taxable portion of a "nonqualified distribution" may be subject to the 10% penalty tax on premature distributions. Subject to certain limitations, a traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. The taxable portion of a conversion or rollover distribution is includible in gross income, but is exempted from the 10% penalty tax on premature distributions.


SIMPLIFIED EMPLOYEE PENSION PLANS

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees using the employees' individual retirement annuities if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to their individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent advice. In particular, employers should consider that an IRA generally may not provide life insurance, but it may provide a death benefit that equals the greater of the premiums paid and the contract's cash value. The Contract provides a death benefit that in certain circumstances may exceed the greater of the payments and the Contract Value.


SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE PLANS)

Sections 408(p) and 401(k) of the Code allow employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees. SIMPLE plans may be structured as a SIMPLE retirement account using an employee's IRA to hold the assets or as a Section 401(k) qualified cash or deferred arrangement. In general, a SIMPLE plan consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to use the Contract in conjunction with SIMPLE plans should seek competent tax and legal advice.


TAX SHELTERED ANNUITIES

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations (specified in Section 501(c)(3) of the Code) to have their employers purchase annuity contracts for them, and subject to certain limitations, to exclude the purchase payments from the employees' gross income. An annuity contract used for a Section 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee attains age 59 1/2, separates from service, dies, becomes disabled or on the account of hardship (earnings on salary reduction contributions may not be distributed for hardship). These limitations do not apply to withdrawals where Allstate New York is directed to transfer some or all of the Contract Value to another 403(b) plan.


CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax favored retirement plans for employees. The Self-Employed Individuals Retirement Act of 1962, as amended, (commonly referred to as "H.R. 10" or "Keogh") permits self-employed individuals to establish tax favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans.


STATE AND LOCAL GOVERNMENT AND TAX-EXEMPT ORGANIZATION
DEFERRED COMPENSATION PLANS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the Contracts are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as owner of the contract has the sole right to the proceeds of the contract. Generally, under the non-natural owner rules, such Contracts are not treated as annuity contracts for federal income tax purposes. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. However, under a
Section 457 plan all the compensation deferred under the plan must remain solely the property of the employer, subject only to the claims of the employer's general creditors, until such time as made available to the employee or a beneficiary.

EXPERTS


--------------------------------------------------------------------------------


The financial statements and the related financial statement schedule included in this statement of additional information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


The financial statements of the Variable Account and Allstate New York and the accompanying Reports of Independent Auditors appear on the pages that follow. The financial statements of Allstate New York included herein should be considered only as bearing upon the ability of Allstate New York to meet its obligations under the Contracts.

                             Financial Statements

                                     Index
                                     -----

                                                                            Page
                                                                            ----

Independent Auditors' Report...............................................F-1

Financial Statements:

         Statements of Financial Position,
                  December 31, 1998 and 1997...............................F-2


         Statements of Operations and Comprehensive Income for the Years Ended
                  December 31, 1998, 1997 and 1996.........................F-3

         Statements of Shareholder's Equity for the Years Ended
                  December 31, 1998, 1997 and 1996.........................F-4

         Statements of Cash Flows for the Years Ended
                  December 31, 1998, 1997 and 1996.........................F-5

         Notes to Financial Statements.....................................F-6

         Schedule IV - Reinsurance for the Years Ended
                  December 31, 1998, 1997 and 1996.........................F-22

         Schedule V - Valuation and Qualifying Accounts
                  December 31, 1998, 1997 and 1996.........................F-23

INDEPENDENT AUDITORS' REPORT


TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK:

We have audited the accompanying Statements of Financial Position of Allstate Life Insurance Company of New York (the "Company", an affiliate of The Allstate Corporation) as of December 31, 1998 and 1997, and the related Statements of Operations and Comprehensive Income, Shareholder's Equity and Cash Flows for each of the three years in the period ended December 31, 1998. Our audits also included Schedule IV - Reinsurance and Schedule V Valuation and Qualifying Accounts. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. Also, in our opinion, Schedule IV - Reinsurance, and Schedule V - Valuation and Qualifying Accounts, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.


/s/ Deloitte & Touche LLP

Chicago, Illinois
February 19, 1999

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                        STATEMENTS OF FINANCIAL POSITION



                                                              December 31,
                                                              ------------
($ in thousands)                                            1998        1997
                                                            ----        ----

ASSETS
Investments
    Fixed income securities, at fair value
       (amortized cost $1,648,972 and $1,510,110)        $1,966,067   $1,756,257
    Mortgage loans                                          145,095      114,627
    Short-term                                               76,127        9,513
    Policy loans                                             29,620       27,600
                                                         ----------   ----------
    Total investments                                     2,216,909    1,907,997

Deferred acquisition costs                                   87,830       71,946
Accrued investment income                                    22,685       21,725
Reinsurance recoverables                                      2,210        1,726
Cash                                                          3,117          393
Other assets                                                  9,887        6,167
Separate Accounts                                           366,247      308,595
                                                         ----------   ----------
        TOTAL ASSETS                                     $2,708,885   $2,318,549
                                                         ==========   ==========

LIABILITIES
Reserve for life-contingent contract benefits            $1,208,104   $1,084,409
Contractholder funds                                        703,264      607,474
Current income taxes payable                                 14,029        1,419
Deferred income taxes                                        25,449       16,990
Other liabilities and accrued expenses                       23,463       10,985
Payable to affiliates, net                                   38,835        5,267
Separate Accounts                                           366,247      308,595
                                                         ----------   ----------
        TOTAL LIABILITIES                                 2,379,391    2,035,139
                                                         ----------   ----------

COMMITMENTS AND CONTINGENT LIABILITIES (NOTE 10)

SHAREHOLDER'S EQUITY
Common stock, $25 par value, 80,000 shares
     authorized, issued and outstanding                       2,000        2,000
Additional capital paid-in                                   45,787       45,787
Retained income                                             198,801      171,144

Accumulated other comprehensive income:
   Unrealized net capital gains                              82,906       64,479
                                                         ----------   ----------
        Total accumulated other comprehensive income         82,906       64,479
                                                         ----------   ----------
        TOTAL SHAREHOLDER'S EQUITY                          329,494      283,410
                                                         ----------   ----------
        TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY       $2,708,885   $2,318,549
                                                         ==========   ==========

See notes to financial statements.



                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME



                                                           Year Ended December 31,
                                                           -----------------------
($ in thousands)                                        1998         1997         1996
                                                        ----         ----         ----

REVENUES
Premiums and contract charges (net of reinsurance
    ceded of $3,204, $3,087 and $2,273)               $ 119,052   $ 118,963   $ 117,106
Net investment income                                   134,413     124,887     112,862
Realized capital gains and losses                         4,697         701      (1,581)
                                                      ---------   ---------   ---------
                                                        258,162     244,551     228,387
                                                      ---------   ---------   ---------
COSTS AND EXPENSES
Contract benefits (net of reinsurance recoveries
    of $997, $1,985 and $2,827)                         183,839     179,872     172,772
Amortization of deferred acquisition costs                7,029       5,023       6,512
Operating costs and expenses                             24,703      23,644      16,874
                                                      ---------   ---------   ---------
                                                        215,571     208,539     196,158
                                                      ---------   ---------   ---------

INCOME FROM OPERATIONS BEFORE INCOME TAX EXPENSE         42,591      36,012      32,229
Income tax expense                                       14,934      13,296      11,668
                                                      ---------   ---------   ---------

NET INCOME                                               27,657      22,716      20,561
                                                      ---------   ---------   ---------

OTHER COMPREHENSIVE INCOME
  Change in unrealized net capital gains and losses      18,427      27,627     (37,561)
                                                      ---------   ---------   ---------

COMPREHENSIVE INCOME                                  $  46,084   $  50,343   $ (17,000)
                                                      =========   =========   =========




See notes to financial statements.


                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                       STATEMENTS OF SHAREHOLDER'S EQUITY



                                                             December 31,
                                                             ------------
($ in thousands)                                       1998       1997        1996
                                                       ----       ----        ----

COMMON STOCK                                        $   2,000   $   2,000   $   2,000
                                                    ---------   ---------   ---------

ADDITIONAL CAPITAL PAID-IN                             45,787      45,787      45,787
                                                    ---------   ---------   ---------

RETAINED INCOME
Balance, beginning of year                            171,144     148,428     127,867
Net income                                             27,657      22,716      20,561
                                                    ---------   ---------   ---------
Balance, end of year                                  198,801     171,144     148,428
                                                    ---------   ---------   ---------

ACCUMULATED OTHER COMPREHENSIVE INCOME
Balance, beginning of year                             64,479      36,852      74,413
Change in unrealized net capital gains and losses      18,427      27,627     (37,561)
                                                    ---------   ---------   ---------
Balance, end of year                                   82,906      64,479      36,852
                                                    ---------   ---------   ---------

     Total shareholder's equity                     $ 329,494   $ 283,410   $ 233,067
                                                    =========   =========   =========


See notes to financial statements.


                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                            STATEMENTS OF CASH FLOWS


                                                        Year Ended December 31,
                                                        -----------------------
($ in thousands)                                    1998         1997         1996
                                                    ----         ----         ----

CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                        $  27,657    $  22,716    $  20,561
Adjustments to reconcile net income to net
  cash provided by operating activities
   Amortization and other non-cash items            (34,890)     (31,112)     (26,172)
   Realized capital gains and losses                 (4,697)        (701)       1,581
   Interest credited to contractholder funds         41,200       31,667       25,817
   Changes in:
      Life-contingent contract benefits
       and contractholder funds                      53,343       68,114       75,217
      Deferred acquisition costs                    (16,693)     (10,781)      (6,859)
      Accrued investment income                        (960)      (1,404)      (1,493)
      Income taxes payable                           13,865         (158)       1,986
      Other operating assets and liabilities        (15,014)       9,949       (5,963)
                                                  ---------    ---------    ---------
      Net cash provided by operating activities      63,811       88,290       84,675
                                                  ---------    ---------    ---------

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales of fixed income securities       65,281       15,723       28,454
Investment collections
    Fixed income securities                         159,648      120,061       72,751
    Mortgage loans                                    5,855        5,365       12,508
Investment purchases
   Fixed income securities                         (292,444)    (236,984)    (236,252)
   Mortgage loans                                   (24,252)     (35,200)     (10,325)
Change in short-term investments, net               (55,846)      16,342      (18,598)
Change in policy loans, net                          (2,020)      (2,241)      (2,574)
                                                  ---------    ---------    ---------
       Net cash used in investing activities       (143,778)    (116,934)    (154,036)
                                                  ---------    ---------    ---------

CASH FLOWS FROM FINANCING ACTIVITIES
Contractholder fund deposits                        137,473       79,384      115,420
Contractholder fund withdrawals                     (54,782)     (51,374)     (46,504)
                                                  ---------    ---------    ---------
      Net cash provided by financing activities      82,691       28,010       68,916
                                                  ---------    ---------    ---------

NET INCREASE (DECREASE) IN CASH                       2,724         (634)        (445)
CASH AT BEGINNING OF YEAR                               393        1,027        1,472
                                                  ---------    ---------    ---------
CASH AT END OF YEAR                               $   3,117    $     393    $   1,027
                                                  =========    =========    =========



See notes to financial statements.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)


1.    GENERAL

BASIS OF PRESENTATION
The accompanying financial statements include the accounts of Allstate Life Insurance Company of New York (the "Company"), a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). These financial statements have been prepared in conformity with generally accepted accounting principles.

To conform with the 1998 presentation, certain amounts in the prior years' financial statements and notes have been reclassified.

NATURE OF OPERATIONS
The Company markets a broad line of life insurance and savings products in the State of New York. Life insurance includes traditional products such as whole life and term life insurance, as well as universal life and other interest-sensitive life products. Savings products include deferred annuities, such as variable annuities and fixed rate single and flexible premium annuities, and immediate annuities such as structured settlement annuities. The Company distributes its products using a combination of Allstate agents, which include life specialists as well as banks, independent insurance agents, brokers and direct marketing.

Structured settlement annuity contracts issued by the Company are long-term in nature and involve fixed guarantees relating to the amount and timing of benefit payments. Annuity contracts and life insurance policies issued by the Company are subject to discretionary withdrawal or surrender by customers, subject to applicable surrender charges. In low interest rate environments, funds from maturing investments, particularly those supporting long-term structured settlement annuity obligations, may be reinvested at substantially lower interest rates than those which prevailed when the funds were previously invested.

The Company monitors economic and regulatory developments which have the potential to impact its business. There continues to be proposed federal and state regulation and legislation that, if passed, would allow banks greater participation in the securities and insurance businesses. Such events would present an increased level of competition for sales of the Company's products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes which lessen these incentives are likely to negatively impact the demand for these products.

Additionally, traditional demutualizations of mutual insurance companies and enacted and pending state legislation to permit mutual insurance companies to convert to a hybrid structure known as a mutual holding company could have a number of significant effects on the Company by (1) increasing industry competition through consolidation caused by mergers and acquisitions related to the new corporate form of business; and (2) increasing competition in capital markets.

Although the Company currently benefits from agreements with financial services entities who market and distribute its products, change in control of these non-affliliated entities with which the Company has alliances could have a detrimental effect on the Company's sales.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS
Fixed income securities include bonds and mortgage-backed and asset-backed securities. All fixed income securities are carried at fair value and may be sold prior to their contractual maturity ("available for sale"). The difference between amortized cost and fair value, net of deferred income taxes, certain deferred acquisition costs, and reserves for life and annuity policy benefits, is reflected as a component of shareholder's equity. Provisions are recognized for declines in the value of fixed income securities that are other than temporary. Such writedowns are included in realized capital gains and losses.

Mortgage loans are carried at outstanding principal balance, net of unamortized premium or discount and valuation allowances. Valuation allowances are established for impaired loans when it is probable that contractual principal and interest will not be collected. Valuation allowances for impaired loans reduce the carrying value to the fair value of the collateral or the present value of the loan's expected future repayment cash flows discounted at the loan's original effective interest rate. Valuation allowances on loans not considered to be impaired are established based on consideration of the underlying collateral, borrower financial strength, current and expected market conditions, and other factors.

Short-term investments are carried at cost or amortized cost which approximates fair value, and includes collateral received in connection with securities lending activities. Policy loans are carried at the unpaid principal balances.

Investment income consists primarily of interest and dividends on short-term investments. Interest is recognized on an accrual basis and dividends are recorded at the ex-dividend date. Interest income on mortgage-backed and asset-backed securities is determined on the effective yield method, based on estimated principal repayments. Accrual of income is suspended for fixed income securities and mortgage loans that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis.

DERIVATIVE FINANCIAL INSTRUMENTS
The Company utilizes futures contracts which are derivative financial instruments. When futures contracts meet specific criteria they may be designated as accounting hedges and accounted for on either a fair value or deferral basis, depending upon the nature of the hedge strategy and the method used to account for the hedged item. Derivatives that are not designated as accounting hedges are accounted for on a fair value basis.

If, subsequent to entering into a hedge transaction, the futures contract becomes ineffective (including if the the occurrence of a hedged anticipatory transaction is no longer probable), the Company terminates the derivative position. Gains and losses on these terminations are reported in realized capital gains and losses in the period they occur. The Company may also terminate derivatives as a result of other events or circumstances. Gains and losses on these terminations are either deferred and amortized over the remaining life of either the hedge or the hedged item, whichever is shorter, or are reported in shareholder's equity, consistent with the accounting for the hedged item. Futures contracts must reduce the primary market risk exposure on an enterprise or transaction basis in conjunction with the hedge strategy; be designated as a hedge at the inception of the transaction; and be highly correlated with the fair value of, or interest income or expense associated with, the hedged item at inception and throughout the hedge period.

DEFERRAL ACCOUNTING Under deferral accounting, gains and losses on futures contracts are deferred on the statement of financial position and recognized in earnings in conjunction with earnings on the hedged item. The Company accounts for interest rate futures contracts as hedges using deferral accounting for anticipatory investment purchases and sales when the criteria for futures (discussed above) are met. In addition, anticipated transactions must be
probable  of  occurrence  and  their  significant   terms  and   characteristics
identified.

Changes in fair values of these types of derivatives are initially deferred as other liabilities and accrued expenses. Once the anticipated transaction occurs, the deferred gains or losses are considered part of the cost basis of the asset and reported net of tax in shareholder's equity or recognized as a gain or loss from disposition of the asset, as appropriate. The Company reports initial margin deposits on futures in short-term investments. Fees and commissions paid on these derivatives are also deferred as an adjustment to the carrying value of the hedged item.

RECOGNITION OF PREMIUM REVENUES AND CONTRACT CHARGES
Premiums for traditional life insurance and certain life-contingent annuities are recognized as revenue when due. Accident and disability premiums are earned on a pro rata basis over the policy period. Revenues on universal life-type insurance policies are comprised of contract charges and fees, and are recognized when assessed against the policyholder account balance. Revenues on investment contracts include contract charges and fees for contract administration and surrenders. These revenues are recognized when levied against the contract balance. Gross premium in excess of the net premium on limited payment contracts are deferred and recognized over the contract period.

REINSURANCE
The Company has reinsurance agreements whereby certain premiums and contract benefits are ceded and reflected net of such reinsurance in the statements of operations and comprehensive income. Reinsurance recoverable and the related reserves for life-contingent contract benefits and contractholder funds are reported separately in the statements of financial position. The Company continues to have primary liability as the direct insurer for risks reinsured.

DEFERRED ACQUISITION COSTS
Certain costs of acquiring life and annuity business, principally agents' remuneration, premium taxes, certain underwriting costs and direct mail solicitation expenses are deferred and amortized to income. For traditional life insurance, limited payment contracts and accident and disability insurance, these costs are amortized in proportion to the estimated revenues on such business. For universal life-type policies and investment contracts, the costs are amortized in relation to the present value of estimated gross profits on such business. Changes in the amount or timing of estimated gross profits will result in adjustments in the cumulative amortization of these costs. To the extent that unrealized gains or losses on fixed income securities carried at fair value would result in an adjustment of deferred acquisition costs had those gains or losses actually been realized, the related unamortized deferred acquisition costs are recorded as a reduction of the unrealized gains or losses included in shareholder's equity.

INCOME TAXES
The income tax provision is calculated under the liability method and presented net of reinsurance. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are insurance reserves and deferred acquisition costs. Deferred income taxes also arise from unrealized capital gains and losses on fixed income securities carried at fair value.

SEPARATE ACCOUNTS
The Company issues flexible premium deferred variable annuities, the assets and liabilities of which are legally segregated and reflected in the accompanying statements of financial position as assets and liabilities of the Separate Accounts. The Company's Separate Accounts consist of: Allstate Life of New York Variable Annuity Account, Allstate Life of New York Variable Annuity Account II and Allstate Life of New York Separate Account A. Each of the Separate Accounts are unit investment trusts registered with the Securities and Exchange Commission.

Assets of the Separate Accounts are carried at fair value. Investment income and realized capital gains and losses of the Separate Accounts accrue directly to the contractholders and, therefore, are not included in the Company's statements of operations and comprehensive income. Revenues to the Company from the Separate Accounts consist of contract maintenance fees, administration fees and mortality and expense risk charges.

RESERVES FOR LIFE-CONTINGENT CONTRACT BENEFITS
The reserve for life-contingent contract benefits, which relates to traditional life insurance, group retirement annuities and structured settlement annuities with life contingencies, disability insurance and accident insurance, is computed on the basis of assumptions as to future investment yields, mortality, morbidity, terminations and expenses. These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by such characteristics as type of coverage, year of issue and policy duration. Reserve interest rates ranged from 4.0% to 11.0% during 1998. To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, the related increase in reserves is recorded as a reduction of the unrealized gains included in shareholder's equity.

CONTRACTHOLDER FUNDS
Contractholder funds arise from the issuance of individual or group policies and contracts that include an investment component, including most fixed annuities and universal life policies. Payments received are recorded as interest-bearing liabilities. Contractholder funds are equal to deposits received and interest credited to the benefit of the contractholder less withdrawals, mortality charges and administrative expenses. During 1998, credited interest rates on contractholder funds ranged from 3.46% to 11.00% for those contracts with fixed interest rates and from 3.50% to 7.75% for those with flexible rates.

OFF-BALANCE-SHEET FINANCIAL INSTRUMENTS
Commitments to extend mortgage loans have only off-balance-sheet risk because their contractual amounts are not recorded in the Company's statements of financial position.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

NEW ACCOUNTING STANDARDS
In 1998, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities" under the guidance of SFAS No. 127 "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125". As a result, the Company has recorded an asset and corresponding liability representing the collateral received in connection with the Company's securities lending program.

In 1998, the Company adopted SFAS No. 130, "Reporting Comprehensive Income." Comprehensive income is a measurement of certain changes in shareholder's equity that result from transactions and other economic events other than transactions with shareholders. For the Company, these consist of changes in unrealized gains and losses on the investment portfolio (See Note 9).

In 1998, the Company adopted SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." SFAS 131 redefines how segments are determined and requires additional segment disclosures for both annual and interim financial reporting. The Company has identified itself as a single operating segment.

PENDING ACCOUNTING STANDARDS
In December 1997, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position ("SOP") 97-3, "Accounting by Insurance and Other Enterprises for Insurance-related Assessments." The SOP is required to be adopted in 1999. The SOP provides guidance concerning when to recognize a liability for insurance-related assessments and how those liabilities should be measured. Specifically, insurance-related assessments should be recognized as liabilities when all of the following criteria have been met: 1) an assessment has been imposed or it is probable that an assessment will be imposed, 2) the event obligating an entity to pay an assessment has occurred and 3) the amount of the assessment can be reasonably estimated. The Company is currently evaluating the effects of this SOP on its accounting for insurance-related assessments. Certain information required for compliance is not currently available and therefore the Company is studying alternatives for estimating the accrual. In addition, industry groups are working to improve the information available. Adoption of this standard is not expected to be material to the results of operations or financial position of the Company.

In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 replaces existing pronouncements and practices with a single, integrated accounting framework for derivatives and hedging activities. The requirements are effective for fiscal years beginning after June 15, 1999. Earlier application is encouraged but is only permitted as of the beginning of any fiscal quarter after issuance. This statement requires that all derivatives be recognized on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through income. If the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset against the change in fair value of the hedged assets, liabilities, or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. Additionally, the change in fair value of a derivative which is not effective as a hedge will be immediately recognized in earnings. The Company expects to adopt SFAS No. 133 as of January 1, 2000. Based on existing interpretations of the requirements of SFAS No. 133, the impact of adoption is not expected to be material to the results of operations or financial position of the Company.


3.   RELATED PARTY TRANSACTIONS

REINSURANCE
The Company has reinsurance agreements with ALIC in order to limit aggregate and single exposure on large risks. A portion of the Company's premiums and policy benefits are ceded to ALIC and reflected net of such reinsurance in the statements of operations and comprehensive income. Reinsurance recoverable and the related reserve for life-contingent contract benefits and contractholder funds are reported separately in the statements of financial position. The Company continues to have primary liability as the direct insurer for risks reinsured.

The following amounts were ceded to the ALIC under reinsurance agreements.

                                              YEAR ENDED DECEMBER 31,
                                              -----------------------
      ($ in thousands)                      1998          1997       1996
                                            ----          ----       ----

      Premiums                           $  2,519        2,171     $  1,383
      Policy benefits                         315          327        1,662

Included in the reinsurance recoverable at December 31, 1998 and 1997 are amounts due from the ALIC of $532 and $342, respectively.

STRUCTURED SETTLEMENT ANNUITIES
AIC, through an affiliate, purchased $12,747, $12,766 and $15,610 of structured settlement annuities from the Company in 1998, 1997 and 1996, respectively. Of these amounts, $5,152, $3,468 and $8,517 relate to structured settlement annuities with life contingencies and are included in premium income in 1998, 1997 and 1996, respectively. Additionally, the reserve for life-contingent contract benefits was increased by approximately 94% of such premium received in each of these years.

BUSINESS OPERATIONS
The Company utilizes services performed by AIC and ALIC and business facilities owned or leased, and operated by AIC in conducting its business activities. The Company reimburses AIC and ALIC for the operating expenses incurred on behalf of the Company. The cost to the Company is determined by various allocation methods and is primarily related to the level of services provided. Operating expenses, including compensation and retirement and other benefit programs, allocated to the Company were $32,326, $27,632 and $23,134 in 1998, 1997 and 1996, respectively. A portion of these expenses relate to the acquisition of life and annuity business which are deferred and amortized over the contract period.


4.   INVESTMENTS

FAIR VALUES
The amortized cost, gross unrealized gains and losses, and fair value for fixed income securities are as follows:


                                   AMORTIZED        GROSS UNREALIZED         FAIR
                                     COST        GAINS         LOSSES        VALUE
                                     ----        -----         ------        -----

AT DECEMBER 31, 1998
U.S. government and agencies      $  443,930   $  179,455   $       (1)   $  623,384
Municipal                             31,617        2,922          (19)       34,520
Corporate                            848,289      121,202         (899)      968,592
Mortgage-backed securities           291,520       14,294         (700)      305,114
Asset-backed securities               33,616          869          (28)       34,457
                                  ----------   ----------    ----------   ----------
  Total fixed income securities   $1,648,972   $  318,742   $   (1,647)   $1,966,067
                                  ==========   ==========    ==========   ==========

AT DECEMBER 31, 1997
U.S. government and agencies      $  416,203   $  126,824   $     (212)   $  542,815
Municipal                             35,382        2,449          (22)       37,809
Corporate                            803,935      103,700         (479)      907,156
Mortgage-backed securities           215,465       13,442         (166)      228,741
Asset-backed securities               39,125          642          (31)       39,736
                                  ----------   ----------    ----------   ----------
  Total fixed income securities   $1,510,110   $  247,057   $     (910)   $1,756,257
                                  ==========   ==========    ==========   ==========

SCHEDULED MATURITIES
The scheduled maturities for fixed income securities are as follows at December 31, 1998:

                                          AMORTIZED      FAIR
                                            COST         VALUE
                                            ----         -----

Due in one year or less                  $   14,903   $   15,087
Due after one year through five years        79,333       84,372
Due after five years through ten years      227,770      250,208
Due after ten years                       1,001,830    1,276,829
                                         ----------   ----------
                                          1,323,836    1,626,496
Mortgage- and asset-backed securities       325,136      339,571
                                         ----------   ----------
  Total                                  $1,648,972   $1,966,067
                                         ==========   ==========

Actual maturities may differ from those scheduled as a result of prepayments by the issuers.

NET INVESTMENT INCOME
YEAR ENDED DECEMBER, 31                 1998       1997       1996
                                        ----       ----       ----

Fixed income securities               $124,100   $116,763   $104,583
Mortgage loans                          10,309      7,896      7,113
Other                                    2,940      2,200      2,942
                                      --------   --------   --------
  Investment income, before expense    137,349    126,859    114,638
  Investment expense                     2,936      1,972      1,776
                                      --------   --------   --------
  Net investment income               $134,413   $124,887   $112,862
                                      ========   ========   ========


REALIZED CAPITAL GAINS AND LOSSES
YEAR ENDED DECEMBER 31,                             1998      1997       1996
                                                    ----      ----       ----

Fixed income securities                           $ 4,755    $   955    $(1,522)
Mortgage loans                                        (65)      (221)       (59)
Other                                                   7        (33)        --
                                                  -------    -------    -------
   Realized capital gains and losses                4,697        701     (1,581)
   Income tax                                       1,644        245       (553)
                                                  -------    -------    -------
   Realized capital gains and losses, after tax   $ 3,053    $   456    $(1,028)
                                                  =======    =======    =======

Excluding calls and prepayments, gross gains of $2,905, $471 and $480 and gross losses of $164, $105 and $2,308 were realized on sales of fixed income securities during 1998, 1997 and 1996, respectively.

UNREALIZED NET CAPITAL GAINS
Unrealized   net  capital   gains  on  fixed  income   securities   included  in
shareholder's equity at December 31, 1998 are as follows:


                                  COST/                         GROSS UNREALIZED          UNREALIZED
                              AMORTIZED COST   FAIR VALUE      GAINS         LOSSES        NET GAINS
                              --------------   ----------      -----         ------        ---------

Fixed income securities        $ 1,648,972    $ 1,966,067   $   318,742   $    (1,647)   $   317,095
                               ===========   ===========   ===========    ===========
Reserve for life-contingent
   contract benefits                                                                        (187,706)
Deferred income taxes                                                                        (44,642)
Deferred acquisition costs
    and other                                                                                 (1,841)
                                                                                         -----------
Unrealized net capital gains                                                             $    82,906
                                                                                         ===========


CHANGE IN UNREALIZED NET CAPITAL GAINS
YEAR ENDED DECEMBER 31,                             1998         1997        1996
                                                    ----         ----         ----

Fixed income securities                          $  70,948    $ 123,519    $ (82,847)
Reserves for life contingent-contract benefits     (42,251)     (80,155)      24,300
Deferred income taxes                               (9,922)     (14,876)      20,224
Deferred acquisition costs and other                  (348)        (861)         762
                                                 ---------    ---------    ---------
Increase (decrease)  in unrealized net
  capital gains                                  $  18,427    $  27,627    $ (37,561)
                                                 =========    =========    =========


INVESTMENT LOSS PROVISIONS AND VALUATION ALLOWANCES
Pretax provisions for investment losses, principally relating to other than temporary declines in value of fixed income securities and valuation allowances on mortgage loans were $114, $261 and $208 in 1998, 1997 and 1996, respectively.

MORTGAGE LOAN IMPAIRMENT
A mortgage loan is impaired when it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement.

The Company had no impaired loans at December 31, 1998, 1997 and 1996.

Interest income is recognized on a cash basis for impaired loans carried at the fair value of the collateral, beginning at the time of impairment. For other impaired loans, interest is accrued based on the net carrying value. There were no impaired loans during 1998 and 1997. In 1996, the Company recognized interest income of $281 on impaired loans, which was received in cash during the year. The average recorded investment in impaired loans was $5,154 during 1996.

Valuation allowances for mortgage loans at December 31, 1998, 1997 and 1996 were $600, $486 and $225, respectively. There were no direct write-downs of mortgage loan valuation allowances for the years ended December 31, 1998 and 1997. For the year ended December 31, 1996, direct write-downs of mortgage loan valuation allowances were $1,431. Net (reductions) additions to the mortgage loan valuation allowances were $114, $261 and $(296) for the years ended December 31, 1998, 1997 and 1996, respectively.

INVESTMENT CONCENTRATION FOR MUNICIPAL BOND AND COMMERCIAL MORTGAGE PORTFOLIOS AND OTHER INVESTMENT INFORMATION

The Company maintains a diversified portfolio of municipal bonds. The largest concentrations in the portfolio are presented below. Except for the following, holdings in no other state exceeded 5% of the portfolio at December 31, 1998 and 1997:

(% of municipal bond portfolio carrying value)      1998        1997
                                                    ----        ----

           Ohio                                     30.2%       28.4%
           Illinois                                 21.1        19.8
           California                               17.4        22.7
           Maryland                                  8.2         8.0
           Minnesota                                 5.9         5.5
           New York                                  5.7         5.4
           Maine                                     5.3         5.6

The Company's mortgage loans are collateralized by a variety of commercial real estate property types located throughout the United States. Substantially all of the commercial mortgage loans are non-recourse to the borrower. The states with the largest portion of the commercial mortgage loan portfolio are listed below. Except for the following, holdings in no other state exceeded 5% of the portfolio at December 31, 1998 and 1997:

(% of commercial mortgage portfolio carrying value) 1998         1997
                                                    ----         ----

           California                               41.9%        47.7%
           New York                                 26.3         30.5
           Illinois                                 15.8         15.3
           New Jersey                                6.9           -
           Pennsylvania                              6.2          3.3

The types of properties collateralizing the commercial mortgage loans at December 31, are as follows:


(% of commercial mortgage portfolio carrying value) 1998         1997
                                                    ----         ----

           Retail                                  39.5%         38.8%
           Warehouse                               19.2          25.4
           Apartment complex                       18.5          14.9
           Office buildings                        11.7          15.3
           Industrial                               5.5           4.9
           Other                                    5.6            .7
                                                 ------        ------
                                                  100.0%        100.0%
                                                  =====         =====

The contractual maturities of the commercial mortgage loan portfolio as of December 31, 1998, for loans that were not in foreclosure are as follows:

                        NUMBER OF LOANS  CARRYING VALUE      PERCENT
                        ---------------  --------------      -------

1999                               1       $  2,832             2.0%
2000                               4          7,762             5.3
2001                               5          7,066             4.9
2002                               2          6,154             4.2
Thereafter                        31        121,281            83.6
                            --------       --------        --------
   Total                          43       $145,095           100.0%
                            ========       ========        ========

In 1998, there were no commercial mortgage loans which were contractually due.

SECURITIES ON DEPOSIT
At December 31, 1998, fixed income securities with a carrying value of $2,109 were on deposit with regulatory authorities as required by law.


5.   FINANCIAL INSTRUMENTS

In the normal course of business, the Company invests in various financial assets, incurs various financial liabilities and enters into agreements involving derivative financial instruments and other off-balance-sheet financial instruments. The fair value estimates of financial instruments presented below are not necessarily indicative of the amounts the Company might pay or receive in actual market transactions. Potential taxes and other transaction costs have not been considered in estimating fair value. The disclosures that follow do not reflect the fair value of the Company as a whole since a number of the Company's significant assets (including deferred acquisition costs and reinsurance recoverables) and liabilities (including traditional life and universal life-type insurance reserves and deferred income taxes) are not considered financial instruments and are not carried at fair value. Other assets and liabilities considered financial instruments such as accrued investment income and cash are generally of a short-term nature. Their carrying values are assumed to approximate fair value.

FINANCIAL ASSETS
The carrying value and fair value of financial assets at December 31, are as follows:

                                  1998                      1997
                                  ----                      ----
                           CARRYING       FAIR       CARRYING       FAIR
                            VALUE         VALUE       VALUE         VALUE
                            -----         -----       -----         -----

Fixed income securities   $1,966,067   $1,966,067   $1,756,257   $1,756,257
Mortgage loans               145,095      154,872      114,627      120,849
Short-term investments        76,127       76,127        9,513        9,513
Policy loans                  29,620       29,620       27,600       27,600
Separate Accounts            366,247      366,247      308,595      308,595

Carrying value and fair value include the effects of derivative financial instruments where applicable.

Fair values for fixed income securities are based on quoted market prices where available. Non-quoted securities are valued based on discounted cash flows using current interest rates for similar securities. Mortgage loans are valued based on discounted contractual cash flows. Discount rates are selected using current rates at which similar loans would be made to borrowers with similar characteristics, using similar properties as collateral. Loans that exceed 100% loan-to-value are valued at the estimated fair value of the underlying collateral. Short-term investments are highly liquid investments with maturities of less than one year whose carrying value approximates fair value.

The carrying value of policy loans approximates its fair value. Separate Accounts assets are carried in the statements of financial position at fair value based on quoted market prices.

FINANCIAL LIABILITIES
The carrying value and fair value of financial liabilities at December 31, are as follows:

                                1998                  1997
                                ----                  ----
                          CARRYING    FAIR      CARRYING    FAIR
                           VALUE      VALUE      VALUE      VALUE
                           -----      -----      -----      -----
Contractholder funds on
   investment contracts   $512,239   $518,448   $437,449   $466,136
Separate Accounts          366,247    366,247    308,595    308,595

The fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts. Reserves on investment contracts with no stated maturities (single premium and flexible premium deferred annuities) are valued at the account balance less surrender charges. The fair value of immediate annuities and annuities without life contingencies with fixed terms is estimated using discounted cash flow calculations based on interest rates currently offered for contracts with similar terms and durations. Separate Accounts liabilities are carried at the fair value of the underlying assets.

DERIVATIVE FINANCIAL INSTRUMENTS
The only derivative financial instruments used by the Company are interest rate futures contracts. The Company primarily uses this derivative financial instrument to reduce its exposure to market risk, specifically interest rate risk, in conjunction with asset/liability management. The Company does not hold or issue these instruments for trading purposes.

The following table summarizes the contract amount, credit exposure, fair value and carrying value of the Company's derivative financial instruments:

                                                                   CARRYING
                                                                    VALUE
                             CONTRACT       CREDIT       FAIR       ASSETS/
                              AMOUNT        EXPOSURE     VALUE   (LIABILITIES)
                              ------        --------     -----   -------------

AT DECEMBER 31, 1998
--------------------
Financial futures contracts   $15,000   $        --     $   (15)   $  (223)

AT DECEMBER 31, 1997
--------------------
Financial futures contracts   $29,800   $        --     $  (153)   $  (810)

Carrying value is representative of deferred gains and losses.

The contract amounts are used to calculate the exchange of contractual payments under the agreements and are not representative of the potential for gain or loss on these agreements.

Credit exposure represents the Company's potential loss if all of the counterparties failed to perform under the contractual terms of the contracts and all collateral, if any, became worthless. This exposure is measured by the fair value of contracts with a positive fair value at the reporting date. The Company manages its exposure to credit risk primarily by establishing risk control limits. To date, the Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance.

Fair value is the estimated amount that the Company would receive (pay) to terminate or assign the contracts at the reporting date, thereby taking into account the current unrealized gains or losses of open contracts. Dealer and exchange quotes are used to value the Company's derivatives.

Financial futures are commitments to either purchase or sell designated financial instruments at a future date for a specified price or yield. They may be settled in cash or through delivery. As part of its asset/liability management, the Company generally utilizes futures contracts to manage its market risk related to anticipatory investment purchases and sales, as well as other risk management purposes. Futures used as hedges of anticipatory transactions pertain to identified transactions which are probable to occur and are generally completed within 90 days. Futures contracts have limited off-balance-sheet credit risk as they are executed on organized exchanges and require security deposits, as well as the daily cash settlement of margins.

Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. Market risk exists for all of the derivative financial instruments that the Company currently holds, as these instruments may become less valuable due to adverse changes in market conditions. The Company mitigates this risk through established risk control limits set by senior management. In addition, the change in the value of the Company's derivative financial instruments designated as hedges are generally offset by the change in the value of the related assets and liabilities.

OFF-BALANCE-SHEET FINANCIAL INSTRUMENTS
Commitments to extend mortgage loans are agreements to lend to a borrower provided there is no violation of any condition established in the contract. The Company enters these agreements to commit to future loan fundings at a predetermined interest rate. Commitments generally have fixed expiration dates or other termination clauses. Commitments to extend mortgage loans, which are secured by the underlying properties, are valued based on estimates of fees charged by other institutions to make similar commitments to similar borrowers. The Company had no mortgage loan commitments at December 31, 1998. At December 31, 1997 the Company had $18,000 in mortgage loan commitments which had a fair value of $180.

6.   INCOME TAXES

The Company joins the Corporation and its other eligible domestic subsidiaries (the "Allstate Group") in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the "Allstate Tax Sharing Agreement"). Under the Allstate Tax Sharing Agreement, the Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this results in the Company's annual income tax provision being computed, with adjustments, as if the Company filed a separate return.

Prior to Sears, Roebuck and Co.'s ("Sears") distribution ("Sears distribution") on June 30, 1995 of its 80.3% ownership in the Corporation to Sears shareholders, the Allstate Group joined with Sears and its domestic business units (the "Sears Group") in the filing of a consolidated federal income tax return (the "Sears Tax Group") and were parties to a federal income tax allocation agreement (the "Tax Sharing Agreement"). Under the Tax Sharing Agreement, the Company, through the Corporation, paid to or received from the Sears Group the amount, if any, by which the Sears Tax Group's federal income tax liability was affected by virtue of inclusion of the Company in the consolidated federal income tax return.

As a result of the Sears distribution, the Allstate Group was no longer included in the Sears Tax Group, and the Tax Sharing Agreement was terminated. Accordingly, the Allstate Group and Sears Group entered into a new tax sharing agreement, which adopts many of the principles of the Tax Sharing Agreement and governs their respective rights and obligations with respect to federal income taxes for all periods prior to the Sears distribution, including the treatment of audits of tax returns for such periods.

The Internal Revenue Service ("IRS") has completed its review of the Allstate Group's federal income tax returns through the 1993 tax year. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material impact on the financial position, liquidity or results of operations of the Company.

The components of the deferred income tax assets and liabilities at December 31, are as follows:

                                           1998        1997
                                           ----        ----
DEFERRED ASSETS

Life and annuity reserves                $ 41,073    $ 34,084
Difference in tax bases of investments       --           742
Discontinued operations                       364         364
Other postretirement benefits                 328         352
Other assets                                2,023         255
                                         --------    --------
      Total deferred assets                43,788      35,797
                                         --------    --------

DEFERRED LIABILITIES
Unrealized net capital gains              (44,642)    (34,720)
Deferred acquisition costs                (20,573)    (15,821)
Difference in tax bases of investments     (1,784)         --
Prepaid commission expense                   (790)       (792)
Other liabilities                          (1,448)     (1,454)
                                         --------    --------
      Total deferred liabilities          (69,237)    (52,787)
                                         --------    --------
      Net deferred liability             $(25,449)   $(16,990)
                                         ========    ========

Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized based on the assumptions that certain levels of income will be achieved.

The components of income tax expense for the year ended December 31, are as follows:

                                   1998       1997        1996
                                 --------   --------    --------

Current                          $ 13,679   $ 14,874    $ 11,411
Deferred                            1,255     (1,578)        257
                                 --------   --------    --------
      Total income tax expense   $ 14,934   $ 13,296    $ 11,668
                                 ========   ========    ========

The Company paid income taxes of $3,788, $13,350 and $11,968 in 1998, 1997 and 1996, respectively. The Company had a current income tax liability of $14,029 and $1,419 at December 31, 1998 and 1997, respectively.

A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the year ended December 31, is as follows:

                                     1998       1997       1996
                                    ------     ------     ------

Statutory federal income tax rate    35.0%      35.0%      35.0%
State income tax expense              1.6        2.2        2.4
Other                                (1.5)       (.3)      (1.2)
                                    ------     ------     ------
Effective income tax rate            35.1%      36.9%      36.2%
                                    ======     ======     ======

Prior to January 1, 1984, the Company was entitled to exclude certain amounts from taxable income and accumulate such amounts in a "policyholder surplus" account. The balance in this account at December 31, 1998, approximately $389, will result in federal income taxes payable of $136 if distributed by the Company. No provision for taxes has been made as the Company has no plan to distribute amounts from this account. No further additions to the account have been permitted since the Tax Reform Act of 1984.


7.   STATUTORY FINANCIAL INFORMATION

PERMITTED STATUTORY ACCOUNTING PRACTICES
The Company prepares its statutory financial statements in accordance with accounting principles and practices prescribed or permitted by the New York Department of Insurance. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company does not follow any permitted statutory accounting practices that have a significant impact on statutory surplus or statutory net income.

The NAIC's codification initiative has produced a comprehensive guide of revised statutory accounting principles. While the NAIC has approved a January 1, 2001 implementation date for the newly developed guidance, companies must adhere to the implementation date adopted by their state of domicile. The Company's state of domicile, New York, is continuing its comparison of codification and current statutory accounting requirements to determine necessary revisions to existing state laws and regulations. The requirements are not expected to have a material impact on the statutory surplus of the Company.

DIVIDENDS
The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements of the Company and other relevant factors. Under New York Insurance Law, a notice of intention to distribute any dividend must be filed with the New York Superintendent of Insurance not less than 30 days prior to the distribution. Such proposed declaration is subject to the Superintendent's disapproval.


8.  BENEFIT PLANS

PENSION PLANS
Defined benefit pension plans, sponsored by the Corporation, cover domestic full-time employees and certain part-time employees. Benefits under the pension plans are based upon the employee's length of service, average annual compensation and estimated social security retirement benefits. The Corporation's funding policy for the pension plans is to make annual contributions in accordance with accepted actuarial cost methods. The costs to the Company included in net income were $382, $597 and $490 for the pension plans in 1998, 1997 and 1996, respectively.

POSTRETIREMENT BENEFITS OTHER THAN PENSIONS
The Corporation also provides certain health care and life insurance benefits for retired employees. Qualified employees may become eligible for these benefits if they retire in accordance with the Corporation's established retirement policy and are continuously insured under the Corporation's group plans or other approved plans for ten or more years prior to retirement. The Corporation shares the cost of the retiree medical benefits with retirees based on years of service, with the Corporation's share being subject to a 5% limit on annual medical cost inflation after retirement. The Corporation's postretirement benefit plans currently are not funded. The Corporation has the right to modify or terminate these plans.

PROFIT SHARING FUND
Employees of the Corporation and its domestic subsidiaries are also eligible to become members of The Savings and Profit Sharing Fund of Allstate Employees ("Allstate Plan"). The Corporation's contributions are based on the Corporation's matching obligation and performance.

The Company's contribution to the Allstate Plan was $567, $164 and $111 in 1998, 1997 and 1996, respectively.

9.    OTHER COMPREHENSIVE INCOME

The components of other comprehensive income on a pretax and after-tax basis for the year ended December 31, are as follows:


                                         1998                             1997                             1996
                                ------------------------------- ------------------------------------------------------------------
                                                        After-                           After-                           After-
                                   Pretax      Tax       tax      Pretax       Tax        tax       Pretax      Tax        tax
                                   ------      ---       ---      ------       ---        ---       ------      ---        ---
Unrealized capital gains
 and losses:
--------------------------------

Unrealized holding gains
 (losses) arising during
 the period                       $75,817   $(26,536)  $49,281   $ 124,702   $(43,645)  $ 81,057   $(86,096)  $ 30,133   $(55,963)
Adjustments to unrealized
 capital gains and losses
 arising during the period:
    Deferred acquisition costs       (348)       122      (226)       (861)       301       (560)       762       (267)       495
    Reserve for life insurance
      policy benefits             (42,251)    14,788   (27,463)    (80,155)    28,054    (52,101)    24,300     (8,505)    15,795
                                  -------   --------   -------   ---------   --------   --------   --------   --------   --------
      Net unrealized holding
        gains arising during the
        period                     33,218    (11,626)   21,592      43,686    (15,290)    28,396    (61,034)    21,361    (39,673)
                                  -------   --------   -------   ---------   --------   --------   --------   --------   --------
  Less: reclassification
     adjustment for realized
     net capital gains included
     in net income                  4,869     (1,704)    3,165       1,183       (414)       769     (3,249)     1,137     (2,112)
                                  -------   --------   -------   ---------   --------   --------   --------   --------   --------
Unrealized net capital
 gains (losses)                    28,349     (9,922)   18,427      42,503    (14,876)    27,627    (57,785)    20,224    (37,561)
                                  -------   --------   -------   ---------   --------   --------   --------   --------   --------
OTHER COMPREHENSIVE
 INCOME                           $28,349   $ (9,922)  $18,427   $  42,503   $(14,876)  $ 27,627   $(57,785)  $ 20,224   $(37,561)
                                  =======   ========   =======   =========   ========   ========   ========   ========   ========


10.      COMMITMENTS AND CONTINGENT LIABILITIES

REGULATIONS AND LEGAL PROCEEDINGS
The Company's business is subject to the effect of a changing social, economic and regulatory environment. Public and regulatory initiatives have varied and have included employee benefit regulation, controls on medical care costs, removal of barriers preventing banks from engaging in the securities and insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles, and proposed legislation to prohibit the use of gender in determining insurance rates and benefits. The ultimate changes and eventual effects, if any, of these initiatives are uncertain.

From time to time the Company is involved in pending and threatened litigation in the normal course of its business in which claims for monetary damages are asserted. In the opinion of management, the ultimate liability, if any, arising from such pending or threatened litigation is not expected to have a material effect on the results of operations, liquidity or financial position of the Company.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                            SCHEDULE IV--REINSURANCE



($ in thousands)
                                    GROSS                      NET
YEAR ENDED DECEMBER 31, 1998        AMOUNT        CEDED       AMOUNT
----------------------------        ------        -----       ------

Life insurance in force          $12,656,826  $   857,500  $11,799,326
                                 ===========  ===========  ===========

Premiums and contract charges:
    Life and annuities           $   116,678  $     2,541  $   114,137
    Accident and health                5,578          663        4,915
                                 -----------  -----------  -----------
                                 $   122,256  $     3,204  $   119,052
                                 ===========  ===========  ===========


                                    GROSS                      NET
YEAR ENDED DECEMBER 31, 1997        AMOUNT        CEDED       AMOUNT
----------------------------        ------        -----       ------

Life insurance in force          $11,339,990  $   721,040  $10,618,950
                                 ===========  ===========  ===========

Premiums and contract charges:
    Life and annuities           $   116,167  $     2,185  $   113,982
    Accident and health                5,883          902        4,981
                                 -----------  -----------  -----------
                                 $   122,050  $     3,087  $   118,963
                                 ===========  ===========  ===========


                                    GROSS                      NET
YEAR ENDED DECEMBER 31, 1996        AMOUNT        CEDED       AMOUNT
----------------------------        ------        -----       ------

Life insurance in force          $ 9,962,300  $   553,628  $ 9,408,672
                                 ===========  ===========  ===========

Premiums and contract charges:
    Life and annuities           $   114,296  $     1,398  $   112,898
    Accident and health                5,083          875        4,208
                                 -----------  -----------  -----------
                                 $   119,379  $     2,273  $   117,106
                                 ===========  ===========  ===========



                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                  SCHEDULE V--VALUATION AND QUALIFYING ACCOUNTS


($ in thousands)
                                   BALANCE AT       CHARGED TO                         BALANCE AT
                                   BEGINNING         COSTS AND                           END OF
                                   OF PERIOD         EXPENSES         DEDUCTIONS         PERIOD
                                   ---------         --------         ----------         ------

YEAR ENDED DECEMBER 31, 1998
----------------------------

Allowance for estimated losses
   on mortgage loans             $        486      $        114     $          -      $        600
                                 ============      ============     ============      ============


YEAR ENDED DECEMBER 31, 1997
----------------------------

Allowance for estimated losses
   on mortgage loans             $        225      $        261     $          -      $        486
                                 ============      ============     ============      ============


YEAR ENDED DECEMBER 31, 1996
----------------------------

Allowance for estimated losses
   on mortgage loans             $      1,952      $       (296)    $      1,431      $        225
                                 ============      ============     ============      ============

                       ALLSTATE LIFE OF NEW YORK VARIABLE
                               ANNUITY ACCOUNT II

                  Financial Statements as of December 31, 1998
                  and for the periods ended December 31, 1998
                     and December 31, 1997, and Independent
                                Auditors' Report

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II

TABLE OF CONTENTS
--------------------------------------------------------------------------------
                                                                           Page

Independent Auditors' Report                                                 1

Statements of Net Assets as of December 31, 1998 for the following:          2

Investments in the Morgan Stanley Dean Witter Variable Investment
 Series Portfolios:
    Money Market
    High Yield
    Equity
    Quality Income Plus
    Strategist
    Dividend Growth
    Utilities
    European Growth
    Capital Growth
    Global Dividend Growth
    Pacific Growth
    Capital Appreciation
    Income Builder
    Competitive Edge "Best Ideas"
    S&P 500 Index
Investments in the Morgan Stanley Universal Funds, Inc. Portfolios:
     International Magnum
     Emerging Equity Markets
     Equity Growth
     U.S. Real Estate
Investment in the Van Kampen Life Investment Trust Portfolio:
    Emerging Growth

Statements of Operations for the following:

For the Year Ended December 31, 1998
Investments in the Morgan Stanley Dean Witter Variable Investment
 Series Portfolios:
    Money Market                                                             3
    High Yield
    Equity
    Quality Income Plus
    Strategist
    Dividend Growth
    Utilities                                                                4
    European Growth
    Capital Growth
    Global Dividend Growth
    Pacific Growth
    Capital Appreciation
    Income Builder                                                           5

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II

TABLE OF CONTENTS
--------------------------------------------------------------------------------
                                                                           Page

For the Period May 18, 1998 to December 31, 1998
Investments in the Morgan Stanley Dean Witter Variable Investment
 Series Portfolios:
    Competitive Edge "Best Ideas"                                            5
    S&P 500 Index
Investments in the Morgan Stanley Universal Funds, Inc. Portfolios:
    International Magnum
    Emerging Equity Markets
    Equity Growth
    U.S. Real Estate
Investments in the Van Kampen Life Investment Trust Portfolio:
    Emerging Growth


Statements of Changes in Net Assets for the following:

For the Years Ended December 31, 1998 and December 31, 1997
Investments in the Morgan Stanley Dean Witter Variable Investment
 Series Portfolios:
    Money Market                                                            6, 9
    High Yield
    Equity
    Quality Income Plus
    Strategist
    Dividend Growth
    Utilities                                                              7, 10
    European Growth
    Capital Growth
    Global Dividend Growth
    Pacific Growth

For the Year Ended  December  31,  1998 and for the Period
 January  21, 1997 to December 31, 1997
Investments in the Morgan Stanley Dean Witter Variable Investment
 Series Portfolios:
    Capital Appreciation
    Income Builder                                                         8, 10

For the Period May 18, 1998 to December 31, 1998
Investments in the Morgan Stanley Dean Witter Variable Investment
 Series Portfolios:
    Competitive Edge "Best Ideas"                                            8
    S&P 500 Index
Investments in the Morgan Stanley Universal Funds, Inc. Portfolios:
    International Magnum
    Emerging Equity Markets
    Equity Growth
    U.S. Real Estate
Investments in the Van Kampen Life Investment Trust Portfolio:
    Emerging Growth

Notes to Financial Statements                                            11 - 14

INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Shareholder of Allstate Life Insurance Company of New York:

We have audited the accompanying statements of net assets of each of the sub-accounts ("portfolios" for the purposes of this report), listed in the table of contents, that comprise Allstate Life of New York Variable Annuity Account II (the "Account"), a Separate Account of Allstate Life Insurance Company of New York, an affiliate of The Allstate Corporation, as of December 31, 1998, and the related statements of operations and changes in net assets for the applicable periods indicated in the table of contents. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the portfolios, listed in the table of contents, that comprise the Account as of December 31, 1998, and the results of their operations, and the changes in their net assets for each of the periods, indicated in the table of contents, in conformity with generally accepted accounting principles.


/s/ Deliotte & Touche LLP

Chicago, Illinois
March 18, 1999

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II

STATEMENTS OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

($ and shares in thousands)


ASSETS
Investments in the Morgan Stanley Dean Witter Variable Investment
 Series Portfolios:
  Money Market, 19,786 shares (cost $19,786)                           $  19,786
  High Yield, 2,125 shares (cost $13,228)                                 10,774
  Equity, 1,102 shares (cost $29,659)                                     42,515
  Quality Income Plus, 2,845 shares (cost $30,306)                        31,293
  Strategist,  2,325 shares (cost $30,739)                                38,685
  Dividend Growth, 4,163 shares (cost $65,492)                            92,127
  Utilities, 1,358 shares (cost $19,459)                                  28,855
  European Growth, 888 shares (cost $16,595)                              24,126
  Capital Growth, 306 shares (cost $4,793)                                 6,239
  Global Dividend Growth, 1,531 shares (cost $18,394)                     21,177
  Pacific Growth, 644 shares (cost $5,709)                                 3,318
  Capital Appreciation, 89 shares (cost $976)                                921
  Income Builder, 257 shares (cost $2,957)                                 2,949
  Competitive Edge "Best Ideas", 122 shares (cost $1,142)                  1,192
  S&P 500 Index, 200 shares (cost $2,057)                                  2,248

Investments in the Morgan Stanley Universal Funds, Inc. Portfolios:
  International Magnum, 10 shares (cost $116)                                114
  Emerging Equity Markets, 9 shares (cost $67)                                64
  Equity Growth, 21 shares (cost $294)                                       322
  U.S. Real Estate, 5 shares (cost $54)                                       52

Investments in the Van Kampen Life Investment Trust Portfolio:
   Emerging Growth, 10 shares (cost $192)                                    227
                                                                      ----------
         Total assets                                                    326,984

LIABILITIES
Payable to Allstate Life Insurance Company of New York:
  Accrued contract maintenance charges                                       82
                                                                      ----------
           Net assets                                                 $ 326,902
                                                                      ==========

See notes to financial statements.


ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II


STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------------------------------------

($ in thousands)
                                            Morgan Stanley Dean Witter Variable Investment Series Portfolios
                                          --------------------------------------------------------------------
                                                             For the Year Ended December 31, 1998
                                          --------------------------------------------------------------------
                                                                              Quality
                                           Money        High                   Income      Strate-    Dividend
                                           Market      Yield     Equity         Plus        gist       Growth
                                          --------    --------    --------    --------    --------    --------

INVESTMENT INCOME
Dividends                                 $    828    $  1,477    $  4,614    $  1,888    $  4,190    $  9,551
Charges from Allstate Life Insurance
  Company of New York:
  Mortality and expense risk                  (206)       (151)       (458)       (381)       (444)     (1,121)
  Administrative expense                       (16)        (12)        (36)        (30)        (35)        (90)
                                          --------    --------    --------    --------    --------    --------
      Net investment income (loss)             606       1,314       4,120       1,477       3,711       8,340

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
  Realized gains (losses) from sales
  of investments:
    Proceeds from sales                      8,982       2,649       5,248       4,908       5,776      14,709
    Cost of investments sold                 8,982       2,982       3,936       4,782       4,870      10,076
                                          --------    --------    --------    --------    --------    --------
      Net realized gains (losses)               --        (333)      1,312         126         906       4,633

 Change in unrealized gains (losses)            --      (1,909)      3,880         516       3,216      (2,482)
                                          --------    --------    --------    --------    --------    --------
      Net gains (losses) on investments         --      (2,242)      5,192         642       4,122       2,151
                                          --------    --------    --------    --------    --------    --------
CHANGE IN NET ASSETS RESULTING
  FROM OPERATIONS                         $    606    $   (928)   $  9,312    $  2,119    $  7,833    $ 10,491
                                          ========    ========    ========    ========    ========    ========

See notes to financial statements.


ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II


STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------------------------------------

($ in thousands)
                                            Morgan Stanley Dean Witter Variable Investment Series Portfolios
                                          --------------------------------------------------------------------
                                                             For the Year Ended December 31, 1998
                                          --------------------------------------------------------------------
                                                                               Global                 Capital
                                           Utili-     European    Capital     Dividend     Pacific    Appreci-
                                            ties       Growth      Growth      Growth      Growth       ation
                                          --------    --------    --------    --------    --------    --------

INVESTMENT INCOME
Dividends                                 $  2,066    $  1,727    $    465    $  2,609    $    178    $      6
Charges from Allstate Life Insurance
  Company of New York:
  Mortality and expense risk                  (331)       (292)        (77)       (268)        (42)        (12)
  Administrative expense                       (26)        (23)         (6)        (21)         (4)         (1)
                                          --------    --------    --------    --------    --------    --------
      Net investment income (loss)           1,709       1,412         382       2,320         132          (7)

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
  Realized gains (losses) from sales
  of investments:
    Proceeds from sales                      4,999       3,896       1,369       3,865         905         508
    Cost of investments sold                 3,484       2,697       1,221       3,471       1,650         580
                                          --------    --------    --------    --------    --------    --------
      Net realized gains (losses)            1,515       1,199         148         394        (745)        (72)

 Change in unrealized gains (losses)         2,110       1,608         308        (620)         88         (79)
                                          --------    --------    --------    --------    --------    --------
      Net gains (losses) on investments      3,625       2,807         456        (226)       (657)       (151)
                                          --------    --------    --------    --------    --------    --------
CHANGE IN NET ASSETS RESULTING
  FROM OPERATIONS                         $  5,334    $  4,219    $    838    $  2,094    $   (525)   $   (158)
                                          ========    ========    ========    ========    ========    ========


See notes to financial statements.


ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II


STATEMENTS OF OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------

($ in thousands)                                                                                                          Van Kampen
                                                                                                                             Life
                                            Morgan Stanley Dean Witter                                                    Investment
                                            Variable Investment Series         Morgan Stanley Universal Funds, Inc.          Trust
                                                  Portfolios                                 Portfolios                    Portfolio
                                       --------------------------------    --------------------------------------------  -----------
                                                                                                                           For the
                                       For the                                                                              Period
                                      Year Ended     For the Period                                                      May 18,1998
                                       December      May 18, 1998 to               For the Period May 18, 1998 to        to December
                                       31, 1998     December 31, 1998                      December 31, 1998               31, 1998
                                      ----------  ---------------------    --------------------------------------------  -----------
                                                   Competi-
                                                  tive Edge                 Inter-     Emerging                  U.S.
                                        Income     "Best        S&P 500    national     Equity      Equity       Real      Emerging
                                        Builder     Ideas"      Index       Magnum     Markets      Growth      Estate      Growth
                                       --------   ---------    --------    --------    --------    --------    --------    --------

INVESTMENT INCOME
Dividends                              $    155    $     --    $     --    $     --    $     --    $     --    $      2    $     --
Charges from Allstate Life Insurance
  Company of New York:
  Mortality and expense risk                (32)         (6)         (7)         --          --          (1)         (1)         (1)
  Administrative expense                     (2)         --          (1)         --          --          --          --          --
                                       --------    --------    --------    --------    --------    --------    --------    --------
      Net investment income (loss)          121          (6)         (8)         --          --          (1)          1          (1)

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
  Realized gains (losses) from sales
   of investments:
    Proceeds from sales                     380         143         115           4           2          88          37          16
    Cost of investments sold                373         155         117           4           2          97          41          19
                                       --------    --------    --------    --------    --------    --------    --------    --------
      Net realized gains (losses)             7         (12)         (2)         --          --          (9)         (4)         (3)

 Change in unrealized gains (losses)       (126)         50         191          (2)         (3)         28          (2)         35
                                       --------    --------    --------    --------    --------    --------    --------    --------
      Net gains (losses) on investments    (119)         38         189          (2)         (3)         19          (6)         32
                                       --------    --------    --------    --------    --------    --------    --------    --------
CHANGE IN NET ASSETS RESULTING
  FROM OPERATIONS                      $      2    $     32    $    181    $     (2)   $     (3)   $     18    $     (5)   $     31
                                       ========    ========    ========    ========    ========    ========    ========    ========

See notes to financial statements.


ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II


STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------

($ in thousands)
                                                              Morgan Stanley Dean Witter Variable Investment Series Portfolios
                                                            --------------------------------------------------------------------
                                                                                For the Year Ended December 31, 1998
                                                            --------------------------------------------------------------------
                                                                                                 Quality
                                                             Money        High                   Income      Strate-    Dividend
                                                             Market      Yield     Equity         Plus        gist       Growth
                                                            --------    --------    --------    --------    --------    --------
FROM OPERATIONS
Net investment income (loss)                                $    606    $  1,314    $  4,120    $  1,477    $  3,711    $  8,340
Net realized gains (losses)                                       --        (333)      1,312         126         906       4,633
Change in unrealized gains (losses)                               --      (1,909)      3,880         516       3,216      (2,482)
                                                            --------    --------    --------    --------    --------    --------
     Change in net assets resulting from operations              606        (928)      9,312       2,119       7,833      10,491

FROM CAPITAL TRANSACTIONS
Deposits                                                       5,946       1,972       4,224       2,697       2,346      10,900
Benefit payments                                                 (96)        (92)       (105)       (324)       (221)       (915)
Payments on termination                                       (3,093)     (1,408)     (4,445)     (4,200)     (4,874)    (11,363)
Contract maintenance charges                                      (8)         (5)        (18)        (15)        (21)        (45)
Transfers among the portfolios and with the
  Fixed Account - net                                          1,769        (440)        350       1,022         250      (1,997)
                                                            --------    --------    --------    --------    --------    --------
     Change in net assets resulting from
       capital transactions                                    4,518          27           6        (820)     (2,520)     (3,420)
                                                            --------    --------    --------    --------    --------    --------
INCREASE (DECREASE) IN NET ASSETS                              5,124        (901)      9,318       1,299       5,313       7,071

NET ASSETS AT BEGINNING OF YEAR                               14,657      11,672      33,187      29,987      33,362      85,031
                                                            --------    --------    --------    --------    --------    --------
NET ASSETS AT END OF YEAR                                   $ 19,781    $ 10,771    $ 42,505    $ 31,286    $ 38,675    $ 92,102
                                                            ========    ========    ========    ========    ========    ========

See notes to financial statements.


ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II


STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------


($ in thousands)
                                                              Morgan Stanley Dean Witter Variable Investment Series Portfolios
                                                            --------------------------------------------------------------------
                                                                            For the Year Ended December 31, 1998
                                                            --------------------------------------------------------------------
                                                                                                 Global                 Capital
                                                             Utili-     European    Capital     Dividend     Pacific    Appreci-
                                                              ties       Growth      Growth      Growth      Growth       ation
                                                            --------    --------    --------    --------    --------    --------

FROM OPERATIONS
Net investment income (loss)                                $  1,709    $  1,412    $    382    $  2,320    $    132    $     (7)
Net realized gains (losses)                                    1,515       1,199         148         394        (745)        (72)
Change in unrealized gains (losses)                            2,110       1,608         308        (620)         88         (79)
                                                            --------    --------    --------    --------    --------    --------
     Change in net assets resulting from operations            5,334       4,219         838       2,094        (525)       (158)

FROM CAPITAL TRANSACTIONS
Deposits                                                       2,397       2,797         774       1,942         148         341
Benefit payments                                                (152)        (31)        (68)       (314)        (43)        (12)
Payments on termination                                       (4,430)     (2,642)       (532)     (2,209)       (293)        (50)
Contract maintenance charges                                     (13)        (13)         (3)        (11)         (2)         --
Transfers among the portfolios and with the
  Fixed Account - net                                             25        (173)       (419)     (1,185)       (222)        (66)
                                                            --------    --------    --------    --------    --------    --------
           Change in net assets resulting from
             capital transactions                             (2,173)        (62)       (248)     (1,777)       (412)        213
                                                            --------    --------    --------    --------    --------    --------
INCREASE (DECREASE) IN NET ASSETS                              3,161       4,157         590         317        (937)         55

NET ASSETS AT BEGINNING OF YEAR                               25,687      19,963       5,647      20,854       4,255         866
                                                            --------    --------    --------    --------    --------    --------
NET ASSETS AT END OF YEAR                                   $ 28,848    $ 24,120    $  6,237    $ 21,171    $  3,318    $    921
                                                            ========    ========    ========    ========    ========    ========


See notes to financial statements.




ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II


STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------

($ in thousands)                                                                                                       Van Kampen
                                                                                                                          Life
                                            Morgan Stanley Dean Witter                                                 Investment
                                            Variable Investment Series         Morgan Stanley Universal Funds, Inc.       Trust
                                                  Portfolios                                 Portfolios                 Portfolio
                                         --------------------------------   -----------------------------------------  ------------
                                                                                                                         For the
                                         For the                                                                         Period
                                        Year Ended     For the Period                                                  May 18,1998
                                         December      May 18, 1998 to               For the Period May 18, 1998 to    to December
                                         31, 1998     December 31, 1998                      December 31, 1998          31, 1998
                                        ----------    -------------------   -----------------------------------------  ------------
                                                     Competi-
                                                     tive Edge               Inter-    Emerging                U.S.
                                         Income       "Best      S&P 500    national    Equity    Equity      Real      Emerging
                                         Builder      Ideas"     Index       Magnum     Markets    Growth     Estate     Growth
                                        --------     ---------   --------   --------   --------   --------   --------   --------


FROM OPERATIONS
Net investment income (loss)               $    121   $     (6)  $     (8)  $     --   $     --   $     (1)  $      1   $     (1)
Net realized gains (losses)                       7        (12)        (2)        --         --         (9)        (4)        (3)
Change in unrealized gains (losses)            (126)        50        191         (2)        (3)        28         (2)        35
                                           --------   --------   --------   --------   --------   --------   --------   --------
     Change in net assets resulting
       from operations                            2         32        181         (2)        (3)        18         (5)        31

FROM CAPITAL TRANSACTIONS
Deposits                                      1,205        768      1,182         90         46        257         73        103
Benefit payments                                (28)        --         --         --         --         --         --        (14)
Payments on termination                        (277)        (9)       (14)        --         --         (1)        --         (1)
Contract maintenance charges                     (1)        --         (1)        --         --         --         --         --
Transfers among the portfolios and
  with the Fixed Account                        400        401        900         26         21         48        (16)       108
                                           --------   --------   --------   --------   --------   --------   --------   --------
     Change in net assets resulting from
       capital transactions                   1,299      1,160      2,067        116         67        304         57        196
                                           --------   --------   --------   --------   --------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSETS             1,301      1,192      2,248        114         64        322         52        227

NET ASSETS AT BEGINNING OF PERIOD             1,647         --         --         --         --         --         --         --
                                           --------   --------   --------   --------   --------   --------   --------   --------
NET ASSETS AT END OF PERIOD                $  2,948   $  1,192   $  2,248   $    114   $     64   $    322   $     52   $    227
                                           ========   ========   ========   ========   ========   ========   ========   ========


See notes to financial statements.



ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II


STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------
($ and units in thousands,
except value per unit)                            Dean Witter Variable Investment Series Portfolios
                                      --------------------------------------------------------------------
                                                         For the Year Ended December 31, 1997
                                      --------------------------------------------------------------------
                                                                           Quality
                                       Money        High                   Income      Strate-    Dividend
                                       Market      Yield       Equity       Plus        gist       Growth
                                      --------    --------    --------    --------    --------    --------

FROM OPERATIONS
Net investment income (loss)          $    568    $  1,157    $  1,615    $  1,583    $  1,237    $  4,332
Net realized gains (losses)                 --         (14)        457         (80)        280       2,805
Change in unrealized gains (losses)         --         (76)      6,140       1,182       2,086       9,518
                                      --------    --------    --------    --------    --------    --------
   Change in net assets resulting
     from operations                       568       1,067       8,212       2,685       3,603      16,655

FROM CAPITAL TRANSACTIONS
Deposits                                 6,064       1,493       3,214       1,148       2,496       8,237
Benefit payments                          (141)        (36)       (351)       (498)       (141)       (601)
Payments on termination                 (2,101)       (721)     (2,153)     (2,534)     (2,935)    (10,838)
Contract maintenance charges                (6)         (5)        (16)        (16)        (21)        (45)
Transfers among the portfolios and
  with the Fixed Account - net          (4,803)         99       2,304      (1,304)        427       2,845
                                      --------    --------    --------    --------    --------    --------
   Change in net assets resulting
     from capital transactions            (987)        830       2,998      (3,204)       (174)       (402)
                                      --------    --------    --------    --------    --------    --------
INCREASE (DECREASE) IN NET ASSETS         (419)      1,897      11,210        (519)      3,429      16,253

NET ASSETS AT BEGINNING OF YEAR         15,076       9,775      21,977      30,506      29,933      68,778
                                      --------    --------    --------    --------    --------    --------
NET ASSETS AT END OF YEAR             $ 14,657    $ 11,672    $ 33,187    $ 29,987    $ 33,362    $ 85,031
                                      ========    ========    ========    ========    ========    ========

Net asset value per unit at end
 of year                              $  12.55    $  26.65    $  38.87    $  17.98    $  21.54    $  32.59
                                      ========    ========    ========    ========    ========    ========
Units outstanding at end of year         1,168         438         854       1,668       1,549       2,610
                                      ========    ========    ========    ========    ========    ========

See notes to financial statements.



ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II


STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------

($ and units in thousands,
except value per unit)                                Dean Witter Variable Investment Series Portfolios
                                      ---------------------------------------------------------------------------------
                                                                                                     For the Period
                                                                                                    January 21, 1997
                                                  For the Year Ended December 31, 1997            to December 31, 1997
                                      ---------------------------------------------------------   ---------------------
                                                                           Global                 Capital
                                       Utili-     European    Capital     Dividend     Pacific    Appreci-     Income
                                        ties       Growth      Growth      Growth      Growth       ation      Builder
                                      --------    --------    --------    --------    --------    --------    ---------

FROM OPERATIONS
Net investment income (loss)          $    796    $    944    $    451    $    880    $     17    $     (5)    $     31
Net realized gains (losses)                700         690         179         256        (371)         --            1
Change in unrealized gains (losses)      3,847         985         220         638      (2,588)         24          118
                                      --------    --------    --------    --------    --------    --------     --------
   Change in net assets resulting
     from operations                     5,343       2,619         850       1,774      (2,942)         19          150

FROM CAPITAL TRANSACTIONS
Deposits                                   560       2,373         657       3,319         621         316          728
Benefit payments                          (256)       (156)        (13)       (116)        (49)         --           --
Payments on termination                 (2,179)     (1,563)       (343)     (1,752)       (468)         (2)          (6)
Contract maintenance charges               (14)        (11)         (3)        (12)         (3)         --           (1)
Transfers among the portfolios an
  with the Fixed Account - net          (1,509)       (184)        374       1,391      (1,094)        533          776
                                      --------    --------    --------    --------    --------    --------     --------
   Change in net assets resulting
     from capital transactions          (3,398)        459         672       2,830        (993)        847        1,497
                                      --------    --------    --------    --------    --------    --------     --------
INCREASE (DECREASE) IN NET ASSETS        1,945       3,078       1,522       4,604      (3,935)        866        1,647

NET ASSETS AT BEGINNING OF YEAR         23,742      16,885       4,125      16,250       8,190          --           --
                                      --------    --------    --------    --------    --------    --------     --------
NET ASSETS AT END OF YEAR             $ 25,687    $ 19,963    $  5,647    $ 20,854    $  4,255    $    866     $  1,647
                                      ========    ========    ========    ========    ========    ========     ========

Net asset value per unit at end
 of year                              $  24.21    $ 27.87     $  20.18    $  15.30    $   6.06    $  11.18     $  12.08
                                      ========    ========    ========    ========    ========    ========     ========
Units outstanding at end of year         1,062         717         280       1,362         702          77          136
                                      ========    ========    ========    ========    ========    ========     ========


See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT II

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1.   ORGANIZATION

     Allstate Life of New York Variable Annuity Account II (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Allstate Life Insurance Company of New York ("ALNY"). The assets of the Account are legally segregated from those of ALNY. ALNY is wholly owned by Allstate Life Insurance Company, a wholly owned subsidiary of Allstate Insurance Company, which is wholly owned by The Allstate Corporation.

     ALNY issues annuity contracts, the deposits of which are invested at the direction of the contractholder in the sub-accounts ("portfolios" for purposes of this report) that comprise the Account. Contractholders bear all investment risk for amounts allocated to the Account. The portfolios invest in the Morgan Stanley Dean Witter Variable Investment Series, the Morgan Stanley Universal Funds, Inc. and the Van Kampen Life Investment Trust (collectively the "Funds").

     ALNY provides insurance and administrative services to the contractholder for a fee.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Valuation of Investments - Investments consist of shares of the Funds and are stated at fair value based on quoted market prices at December 31, 1998.

     Investment Income - Investment income consists of dividends declared by the Funds and is recognized on the date of record.

     Realized Gains and Losses - Realized gains and losses represent the difference between the proceeds from sales of portfolio shares by the Account and the cost of such shares, which is determined on a weighted average basis.

     Federal Income Taxes - The Account intends to qualify as a segregated asset account as defined in the Internal Revenue Code ("Code"). As such, the operations of the Account are included in the tax return of ALNY. ALNY is taxed as a life insurance company under the Code. No federal income taxes are payable by the Account in 1998 as the Account did not generate taxable income.

3.    CONTRACT CHARGES

      ALNY assumes mortality and expense risks related to the operations of the Account and deducts charges daily at a rate equal to 1.25% per annum of the daily net assets of the Account. ALNY guarantees that the rate of this charge will not increase over the life of the contract. An optional Death Benefit rider is available at an additional charge of .13%, bringing the total mortality and expense charge to 1.38%.

     ALNY deducts administrative expense charges daily at a rate equal to .10% per annum of the daily net assets of the Account.

     ALNY charges an annual contract maintenance charge of $30.

4.   FINANCIAL INSTRUMENTS

     The investments of the Account are carried at fair value, based on quoted market prices. Accrued contract maintenance charges are of a short-term nature. It is assumed that their carrying value approximates fair value.


5.   UNITS ISSUED AND REDEEMED

     (units in whole amounts)
                                                                    CONTRACTS WITHOUT DEATH BENEFIT RIDER

                                                                          Unit activity during 1998:
                                                                ----------------------------------------------
                                                    Units                                            Units       Accumulation
                                                 Outstanding                                      Outstanding     Unit Value
                                                  December          Units           Units          December        December
                                                   31, 1997         Issued         Redeemed         31, 1998       31, 1998
                                                -------------   -------------   -------------    -------------   -------------

Investments in the Morgan Stanley Dean Witter
Variable Investment Series Portfolios:
 Money Market                                       1,168,232       1,236,687      (1,015,053)       1,389,866   $       13.02
 High Yield                                           437,898          89,002        (112,093)         414,807           24.66
 Equity                                               853,693          88,483        (154,860)         787,316           50.03
 Quality Income Plus                                1,667,550         171,010        (312,736)       1,525,824           19.20
 Strategist                                         1,548,932          87,589        (267,017)       1,369,504           26.88
 Dividend Growth                                    2,609,500         255,208        (537,429)       2,327,279           36.70
 Utilities                                          1,061,145          51,834        (204,477)         908,502           29.42
 European Growth                                      716,242          97,115        (150,232)         663,125           34.09
 Capital Growth                                       280,002          37,622         (75,386)         242,238           23.78
 Global Dividend Growth                             1,362,788         113,384        (286,081)       1,190,091           16.99
 Pacific Growth                                       701,915          85,475        (190,066)         597,324            5.36
 Capital Appreciation                                  77,373          53,037         (49,436)          80,974           10.15
 Income Builder                                       136,332          86,170         (32,492)         190,010           12.30
 Competitive Edge "Best Ideas"                             --          67,938          (3,990)          63,948            9.73
 S&P 500 Index                                             --         122,880          (8,895)         113,985           11.13

Investments in the Morgan Stanley Universal
Funds, Inc. Portfolios:
 International Magnum                                      --           1,966              (1)           1,965            9.79
 Emerging Equity Markets                                   --           4,782              (1)           4,781            7.10
 Equity Growth                                             --          14,118          (2,268)          11,850           10.10
 U.S. Real Estate                                          --           4,496            (682)           3,814            9.06

Investments in the Van Kampen Life Investment
Trust Portfolio:
 Emerging Growth                                           --           7,050            (121)           6,929           12.00




Units relating to accrued contract maintenance charges are included in units redeemed.


5.   UNITS ISSUED AND REDEEMED

     (units in whole amounts)
                                                                     CONTRACTS WITH DEATH BENEFIT RIDER

                                                                          Unit activity during 1998:
                                                                ----------------------------------------------
                                                    Units                                            Units       Accumulation
                                                 Outstanding                                      Outstanding     Unit Value
                                                  December          Units           Units          December        December
                                                   31, 1997         Issued         Redeemed         31, 1998       31, 1998
                                                -------------   -------------   -------------    -------------   -------------

Investments in the Morgan Stanley Dean Witter
Variable Investment Series Portfolios:
 Money Market                                              --         189,663         (59,612)         130,051   $       12.97
 High Yield                                                --          22,657            (662)          21,995           24.56
 Equity                                                    --          64,485          (1,975)          62,510           49.83
 Quality Income Plus                                       --         105,124          (1,615)         103,509           19.20
 Strategist                                                --          73,605          (4,091)          69,514           26.78
 Dividend Growth                                           --         188,874          (6,200)         182,674           36.59
 Utilities                                                 --          82,836         (10,795)          72,041           29.44
 European Growth                                           --          47,151          (2,461)          44,690           33.95
 Capital Growth                                            --          20,106             (58)          20,048           23.72
 Global Dividend Growth                                    --          61,364          (5,154)          56,210           16.92
 Pacific Growth                                            --          22,674            (548)          22,126            5.33
 Capital Appreciation                                      --          11,472          (1,707)           9,765           10.12
 Income Builder                                            --          56,056          (6,351)          49,705           12.27
 Competitive Edge "Best Ideas"                             --          71,938         (13,338)          58,600            9.72
 S&P 500 Index                                             --         102,461         (14,372)          88,089           11.12

Investments in the Morgan Stanley Universal
Funds, Inc. Portfolios:
 International Magnum                                      --           9,701              (2)           9,699            9.78
 Emerging Equity Markets                                   --           4,232              (1)           4,231            7.09
 Equity Growth                                             --          27,960          (7,972)          19,988           10.09
 U.S. Real Estate                                          --           5,457          (3,484)           1,973            9.05

Investments in the Van Kampen Life Investment
Trust Portfolios:
 Emerging Growth                                           --          14,555          (2,554)          12,001           11.98


Units relating to accrued contract maintenance charges are included in units redeemed.

                                     PART C
                                OTHER INFORMATION


24.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS

Allstate Life Insurance Company of New York Financial Statements and Financial Statement Schedules and Allstate Life of New York Variable Annuity Account II Financial Statements are included in Part B of this Registration Statement.

     (b) EXHIBITS

The following exhibits, correspond to those required by paragraph (b) of item 24 as to exhibits in Form N-4:

(1) Form of Resolution of the Board of Directors of Allstate Life Insurance Company of New York authorizing establishment of the Variable Annuity Account II (Previously filed in Post-Effective Amendment No. 10 to this Registration Statement (File No. 033-35445) dated December 31, 1996)

(2)       Not Applicable

(3)       General  Agent's   Agreement   (Previously   filed  in  Post-Effective
          Amendment No. 14 to this Registration Statement (File No. 033-35445) dated April 17, 1998)

(4) Form of Contract (Previously filed in Post-Effective Amendment No. 10 to this Registration Statement (File No. 033-35445) dated December 31,
          1996)

(5) Form Application for a Contract (Previously filed in Post-Effective Amendment No. 10 to this Registration Statement (File No. 033-35445) dated December 31, 1996)

(6)(a) Restated Certificate of Incorporation of Allstate Life Insurance Company of New York (Incorporated herein by reference to Depositor's Form 10-K annual report dated March 30, 1999)

(6)(b) Amended By-laws of Allstate Life Insurance Company of New York (Incorporated herein by reference to Depositor's Form 10-K annual report dated March 30, 1999)

(7)       Not applicable

(8) Form of Participation Agreement (Previously filed in Post-Effective Amendment No. 9 to this Registration Statement (File No. 033-35445) dated April 30, 1996)

(9)       Opinion and Consent of General Counsel

(10)(a)   Independent Auditors' Consent

(10)(b)   Consent of Freedman, Levy, Kroll & Simonds

(11)      Not Applicable

(12)      Not Applicable

(13) Performance Data Calculations (Previously filed in Post-Effective Amendment No. 12 to this Registration Statement (File No. 033-35445) dated February 2, 1998)

(14)      Not Applicable

(99)(a)   Powers of  Attorney  for  Timothy  H.  Plohg and  Gerard F.  McDermott
          (Previously   filed  in   Post-Effective   Amendment  No.  9  to  this
          Registration  Statement  (File No.  033-35445)  dated  April 30,  1996
          (99)(b) Powers of Attorney for Keith A. Hauschildt and Kevin R. Slawin (Previously filed in Post-Effective Amendment No. 10 to this Registration Statement (File No. 033-35445) dated December 31, 1996)

(99)(c) Powers of Attorney for Louis G. Lower, II, Thomas J. Wilson, II, Marcia D. Alazraki, Cleveland Johnson, Jr., Joseph P. McFadden, John
          R. Raben, Jr. and Sally A. Slacke







25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR


NAME AND PRINCIPAL           POSITION AND OFFICE WITH
BUSINESS ADDRESS             DEPOSITOR OF THE ACCOUNT

Louis G. Lower, II           Director and Chairman of the Board of Directors
Thomas J. Wilson, II         Director and President
Michael J. Velotta           Director, Vice President, Secretary and General Counsel
Marcia D. Alazraki           Director
Marla G. Friedman            Director and Vice President
Vincent A. Fusco             Director and Chief Operations Officer
Cleveland Johnson, Jr.       Director
Gerard F. McDermott          Director
Kenneth R. O'Brien           Director
Timothy H. Plohg             Director and  Vice President
John R. Raben, Jr.           Director
Sally A. Slacke              Director
Kevin R. Slawin              Director and Vice President
Patricia W. Wilson           Director
Karen C. Gardner             Vice President
Peter H. Heckman             Vice President
Thomas A. McAvity, Jr.       Vice President
Casey J. Sylla               Chief Investment Officer
James P. Zils                Treasurer
Sharmaine M. Miller          Chief Administrative Officer
Richard L. Baker             Assistant Vice President
D. Steven Boger              Assistant Vice President
Dorothy E. Even              Assistant Vice President
John M. Goense               Assistant Vice President
Judith P. Greffin            Assistant Vice President
Keith A. Hauschildt          Assistant Vice President and Controller
Ronald A. Johnson            Assistant Vice President
Kenneth S. Klimala           Assistant Vice President
Charles D. Mires             Assistant Vice President
Barry S. Paul                Assistant Vice President
Robert N. Roeters            Assistant Vice President
C. Nelson Strom              Assistant Vice President and Corporate Actuary
Timothy N. Vander Pas        Assistant Vice President
David A. Walsh               Assistant Vice President
Emma M. Kalaidjian           Assistant Secretary
Paul N. Kierig               Assistant Secretary
Brenda D. Sneed              Assistant Secretary and Assistant General Counsel
Ralph A. Bergholtz           Assistant Treasurer
Mark A. Bishop               Assistant Treasurer
Robert B. Bodett             Assistant Treasurer
Barbra S. Brown              Assistant Treasurer
Nancy M. Bufalino            Assistant Treasurer
Adrian Corbiere              Assistant Treasurer
Peter S. Horos               Assistant Treasurer
Thomas C. Jensen             Assistant Treasurer
David L. Kocourek            Assistant Treasurer
Daniel C. Leimbach           Assistant Treasurer
Beth K. Marder               Assistant Treasurer
Ronald A. Mendel             Assistant Treasurer
R. Steven Taylor             Assistant Treasurer
Louise J. Walton             Assistant Treasurer
Jerry D. Zinkula             Assistant Treasurer


The principal business address of Mr. McDermott is P.O. Box 9095, Farmingville, New York 11738. The principal business address of the other foregoing officers and directors is 3100 Sanders Road, Northbrook, Illinois 60062.

26.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

Incorporated herein by reference to Annual Report on Form 10-K, filed by the Allstate Corporation on March 26, 1999 File No. 1-11840).



27.  NUMBER OF CONTRACT OWNERS

As of April 13, 1999, there were 5,084 nonqualified contracts and 511 qualified contracts.


28.  INDEMNIFICATION

The General Agent's Agreement (Exhibit 3) has a provision in which Allstate Life Insurance Company of New York agrees to indemnify Dean Witter Reynolds as Underwriter for certain damages and expenses that may be caused by actions, statements or omissions by Allstate Life Insurance Company of New York.

Insofar as indemnification for liability arising out of the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the registrant of expenses incurred by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of is counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

29.  PRINCIPAL UNDERWRITERS

(a) Registrant's principal underwriter, Dean Witter Reynolds Inc., is also the principal underwriter for the following affiliated investment companies:

        Northbrook Variable Annuity Account
        Northbrook Variable Annuity Account II
        Northbrook Life Variable Life Separate Account A
        Allstate Life of New York Variable Annuity Account

(b) The directors and officers of the principal underwriter are:

Name and Principal Business        Positions and Offices
Address* of Each Such Person       with Underwriter
----------------------------       ---------------------

Philip J. Purcell                  Director, Chairman and Chief Executive Officer
Richard M. Demartini               Director, President and Chief Operating Officer
                                   Dean Witter Capital
James F. Higgins                   Director, President and Chief Operating Officer
                                   Dean Witter Financial
Stephen R. Miller                  Director and Senior Executive Vice President
Robert J. Dwyer                    Director, Executive Vice President and
                                   National Sales Director
Christine A. Edwards               Director, Executive Vice President,
                                   Secretary and General Counsel
Mitchell M. Merin                  Director, Executive Vice President and
                                   Chief Administrative Officer
Richard F. Powers, II              Director and Executive Vice President
Thomas C. Schneider                Director and Executive Vice President
William B. Smith                   Director and Executive Vice President
Raymond J. Drop                    Executive Vice President
Fredrick J. Frohne                 Executive Vice President
E. Davisson Hardman, Jr.           Executive Vice President
Jeremiah A. Mullins                Executive Vice President
John H. Schaffer                   Executive Vice President
Robert B. Sculthorpe               Executive Vice President
Anthony Basile                     Senior Vice President
Ronald T. Carmen                   Senior Vice President, Associate General Counsel
                                   and Assistant Secretary
Michael T. Cunningham              Senior Vice President
Mary E. Curran                     Senior Vice President
David Diaz                         Senior Vice President
Paul J. Dubow                      Senior Vice President and Deputy General Counsel
Michael T. Gregg                   Senior Vice President and Deputy General Counsel
Lorena J. Kern                     Senior Vice President
George R. Ross                     Senior Vice President
Robert P Seass                     Senior Vice President
Joseph G. Siniscalchi              Senior Vice President and Controller
                                   Dean Witter Financial
Michael H. Stone                   Senior Vice President
Charles F. Vadala, Jr.             Senior Vice President and Chief Financial Officer
Kelly McNamara                     Senior Vice President and
                                   Director of Governmental Affairs
Michael D. Browne                  Assistant Secretary
Marilyn K. Cranney                 Assistant Secretary
Sabrina Hurley                     Assistant Secretary


* The principal business address of Dean Witter Reynolds Inc. is Two World Trade Center, New York, New York 10048.

 (c)  Compensation of Dean Witter Reynolds Inc.

The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year.


       (1)                (2)               (3)               (4)              (5)
                          Net
Name of Principal     Underwriting    Compensation on      Brokerage
   Underwriter       Discounts and       Redemption       Commissions      Compensation
                      Commissions
   Dean Witter
  Reynolds Inc.
                                                          $2,398,568



30.  LOCATION OF ACCOUNTS AND RECORDS

The Depositor, Allstate Life Insurance Company of New York, is located at One Allstate Drive, P.O. Box 9095, Farmingville, New York 11738. The Distributor, Dean Witter Reynolds Inc., is located at Two World Trade Center, New York, New York 10048.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

31.  MANAGEMENT SERVICES

None

32.  UNDERTAKINGS

The Registrant undertakes to file a post-effective amendment to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted. Registrant furthermore agrees to include either, as part of any application to purchase a contract offered by the prospectus, a toll-free number than an applicant can call to request a Statement of Additional Information or a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information. Finally, the Registrant agrees to deliver any Statement of Additional Information and any Financial Statements required to be made available under this Form N-4 promptly upon written or oral request.

REPRESENTATIONS PURSUANT TO SECTION 403(B) OF THE INTERNAL
REVENUE CODE

The Company represents that it is relying upon a November 28, 1988 Securities and Exchange Commission no-action letter issued to the American Council of Life Insurance ("ACLI") and that the provisions of paragraphs 1-4 of the no-action letter have been complied with.

REPRESENTATION REGARDING CONTRACT EXPENSES

Allstate Life Insurance Company of New York represents that the fees and charges deducted under the Individual Variable Annuity Contracts hereby registered by this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Allstate Life Insurance Company of New York.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Allstate Life of New York Variable Annuity Account II, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the Township of Northfield, State of Illinois, on the day of April, 1999.

                            ALLSTATE LIFE OF NEW YORK
                           VARIABLE ANNUITY ACCOUNT II
                                  (REGISTRANT)

                       BY: ALLSTATE LIFE INSURANCE COMPANY
                                   OF NEW YORK
                                   (DEPOSITOR)

(SEAL)

Attest: /s/Brenda D. Sneed                   By: /s/Michael J. Velotta
        ------------------                       ---------------------
        Brenda D. Sneed                          Michael J. Velotta
        Assistant Secretary                      Vice President, Secretary and
        And Assistant General Counsel            General Counsel


As required by the Securities Act of 1933, this amended Registration Statement has been duly signed below by the following Directors and Officers of Allstate Life Insurance Company of New York on the day of April, 1999.


*/LOUIS G. LOWER, II                Chairman of the Board and Director
--------------------                (Principal Executive Officer)
  Louis G. Lower, II

*/THOMAS J. WILSON, II              President and Director
----------------------              (Principal Operating Officer)
  Thomas J. Wilson, II

 /s/ MICHAEL J. VELLOTA             Vice President, Secretary, General
------------------------            Counsel and Director
     Michale M. Velotta

*/KEVIN R. SLAWIN                   Vice President and Director
-----------------                   (Principal Financial Officer)
  Kevin R. Slawin

*/KEITH A. HAUSCHILDT               Assistant Vice President and Controller
---------------------               (Principal Accounting Officer)
  Keith A. Hauschildt

*/TIMOTHY H. PLOHG                  Vice President and Director
------------------
  Timothy H. Plohg

*/MARCIA D. ALAZRAKI                Director
--------------------
  Marcia D. Alazraki

*/CLEVELAND JOHNSON, JR.            Director
------------------------
  Cleveland Johnson, Jr.

*/GERARD F. MCDERMOTT               Director
---------------------
  Gerard F. McDermott

*/JOSEPH P. MCFADDEN                Director
--------------------
  Joseph P. McFadden

*/JOHN R. RABEN, JR.                Director
--------------------
  John R. Raben, Jr.

*/SALLY A. SLACKE                   Director
-----------------
  Sally A. Slacke

*/ By Michael J. Velotta, pursuant to Power of Attorney, previously filed or filed herewith.

                                  EXHIBIT INDEX

Exhibit        Description

(9)(b)         Opinion and Consent of General Counsel

(10)(a)        Independent Auditors' Consent

(10)(b)        Consent of Freedman, Levy, Kroll & Simonds

(99)(b)        Power of Attorney for Thomas J. Wilson, II